UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2012

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeeper
U.S. Equity

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPER

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	70

Financial Statements	86

Financial Highlights	96

Notes to Financial Statements	114

Report of Independent Registered Public Accounting Firm	132

Other Information	133

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 30-45 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20-25 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in U.S. equity investments with a primary focus on small- and mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Tollkeeper Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

After a weak start, U.S. equities overall reflected optimistic sentiment for most of the 12 months ended August 31, 2012 (the “Reporting Period”). The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a double-digit gain of 17.95% and the Russell 3000® Index generated a return of 16.96%.

The Reporting Period began with a U.S. equity market decline in September, which capped an extraordinarily volatile third quarter. During the month of September, U.S. equity markets were dominated by increasing investor concern over the economy and sovereign debt issues. Standard & Poor’s downgraded U.S. debt from AAA for the first time in the history of its ratings, sending a shock through the financial markets. Markets were further shaken by the Federal Reserve Board’s (the “Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, or spectrum of U.S. Treasury maturities, on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through its Operation Twist program, the Fed said it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek sovereign debt default and the lack of agreement on a solution amongst European leaders weighed on global equity markets, including the U.S. equity market, early in the Reporting Period.

U.S. equities rallied back sharply in October following a preliminary plan to resolve the European sovereign debt crisis and news that the U.S. economy had grown at a 2.5% annualized rate in the third quarter of 2011, according to the advance estimate released by the Bureau of Economic Analysis. The U.S. equity market was virtually flat for the remainder of 2011, as some improving economic indicators were offset by other challenges. These challenges included the downgrade of ratings by Standard & Poor’s on several large banks and the Congressional budget deficit supercommittee failing to come to agreement on spending cuts. In addition, Europe’s sovereign debt crisis deteriorated as credit conditions tightened for banks and yields on Italian and Spanish government debt hovered near unsustainable levels.

During the first quarter of 2012, the U.S. equity market rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until at least late 2014. Fourth quarter 2011 Gross Domestic Product (“GDP”) growth was revised up from 2.8% to 3%. Strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high in February. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

The U.S. equity market then retreated in April and May amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter GDP estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles and disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

MARKET REVIEW

U.S. equities made further gains in July and August, and the S&P 500 Index reached its highest level since May 2008. The U.S. reported modest second quarter GDP growth of 1.5% amidst evidence of a still sluggish labor market. However, further evidence of a housing recovery emerged, including increases in home sales and prices, buoying investor confidence.

For the Reporting Period overall, large-cap companies performed best. Small-cap stocks and mid-cap stocks followed, generating similar returns as each other. Growth stocks and value stocks performed in line with each other in the large-cap segment of the U.S. equity market; while value stocks outpaced growth stocks in the small-cap and mid-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.) While all sectors made gains during the Reporting Period, telecommunication services, information technology and consumer discretionary posted the strongest returns. Materials and energy lagged the broader U.S. equity market most during the Reporting Period on concerns of slowing global economic growth.

Looking Ahead

We remain constructive in our view ahead for U.S. equities. At the end of the Reporting Period, we saw valuations as reasonable relative to history and strong corporate balance sheets as providing companies with a number of opportunities to create shareholder value. Economic activity remained muted by historical standards, but several indicators were moving in a positive direction and suggested ongoing U.S. economic growth. For example, initial jobless claims appeared to have stabilized below levels seen in 2011, and U.S. housing statistics had improved through the Reporting Period.

We recognize that risks remain, as the financial situation in Europe and slower than expected economic growth in China have potential negative implications for economic growth in the U.S. Still, governments and central banks have shown a willingness to take action to support growth and prevent further deterioration. Domestically, the “fiscal cliff” and the upcoming elections in November have increased uncertainty. (The “fiscal cliff” refers to tax increases and spending cuts totaling approximately $670 billion scheduled to take effect on January 1, 2013.) However, we believe the U.S. economic outlook compares favorably against other developed nations. While economic and political headlines have been a recent driver of the market, we continue to employ our fundamental research process to select companies where we see the potential ability for long-term value creation. We remain ready to add to or initiate new positions in well-managed companies that demonstrate competitive advantages and sustainable business models. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

MARKET REVIEW

    Changes to the Team’s Management

On January 1, 2012, Steven Barry became the sole Chief Investment Officer (CIO) of the Goldman Sachs Growth Equity Investment Team. David Shell, who was co-CIO along with Steven, retired from the firm at the end of 2011. During his tenure, David played a significant role in developing the growth business, creating new strategies and leading our investment team. We wish David all the best in his retirement.

To enhance our ability to execute our investment process, we closed our Tampa office effective December 31, 2011 and consolidated the investment team in New York. We believe this close proximity will enable more frequent and robust debate among our investment team and result in more predictability in our investment returns.

Alongside Steven Barry, the lead portfolio managers for our Growth strategies, effective October 6, 2011, are:

■	Large cap strategies (Capital Growth, Concentrated Growth, Focused Growth and Strategic Growth): Joseph Hudepohl and Timothy Leahy

■	Non-large cap strategies (Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Technology Tollkeeper): Scott Kolar and Jeffrey Rabinowitz.

Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 19.24%, 18.27%, 18.36%, 19.64%, 19.08%, 19.48% and 18.92%, respectively. These returns compare to the 17.32% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, health care and financials sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, wireless communications infrastructure operator SBA Communications and personal computer and mobile communications device giant Apple.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

SBA Communications was a top contributor to the Fund’s relative performance during the Reporting Period as the company reported better than expected earnings driven by improved leasing revenues and raised its guidance. Organic leasing revenues grew, which we believe is sustainable as wireless providers build out their 4G (fourth generation) networks to support increasing demand for mobile data and usage. In June 2012, its management announced the company will acquire more than 3,000 tower sites, significantly boosting its capacity in the U.S. Its management also indicated it is evaluating the potential to convert to a REIT, which we believe would unlock share value. In our view, SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from industry regulations that govern the construction of new towers and create high barriers to entry.

Shares of Apple rose during the Reporting Period as strong demand for the newly released iPad continued to validate the value of the Apple franchise and its growth profile. The company also announced plans to return capital to shareholders via a new dividend and share repurchase program beginning later in 2012. At the end of the Reporting Period, we believed there is still a long runway for growth as the company increases penetration of the smartphone and tablet markets and continues to innovate and enter new markets. Near-term catalysts could include the release of the iPhone 5, the launch of the iOS-centric Apple television set and expansion into emerging markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oilfield services company Halliburton, social networking website operator Facebook and medical device company St. Jude Medical.

After being a top contributor during the prior fiscal year, leading oil services firm Halliburton detracted most from the Fund’s returns during the Reporting Period. During the first half of the Reporting Period, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares. Later, concerns about the level of guar gum production in India and a lower rig count in North America drove share prices down. (Guar gum is an agricultural product in the form of a gelling agent that is used to break apart rock and release gas in natural gas wells in the U.S.) Despite these near term headwinds, we continued to believe at the end of the Reporting Period that Halliburton’s risk/reward profile remained attractive at then-current valuations. Furthermore, we believed Halliburton was gaining market share in key markets and could demonstrate pricing power and margin improvement in its North American pressure pumping business going forward. In our view, the shift in U.S. drilling activity toward oil/shale operations may also mitigate correlation with the U.S. economic cycle.

Facebook was another significant detractor from the Fund’s relative results during the Reporting Period. While the company delivered in-line second calendar quarter earnings on a strong increase in advertising revenue, payments revenue growth was more challenged. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or consistent customer usage, in its user base. At the end of the Reporting Period, we continued to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new advertising formats and the social networking advertising medium over time. The company is still in the early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time.

In health care, St. Jude Medical detracted from the Fund’s relative performance. During the first half of the Reporting Period, medical device company shares broadly came under pressure on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. Later, despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, were a significant overhang on the stock. In our view, investor concerns about mixed clinical data were overdone. We believe the company should continue to generate revenue growth through a series of new product launches, market share gains and continued sales growth across most of its existing business segments. At the end of the Reporting Period, we maintained our belief that St. Jude Medical has a portfolio of innovative products with attractive end markets and remains competitively well positioned in a growing industry.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in Honeywell International, a diversified technology and manufacturing company that manufactures aerospace, building control and automotive products. We believe the company has a strong management team that can execute well on its long-term growth plan and improve efficiency and profitability. In our view, Honeywell International should continue to benefit from growth in air traffic, market share gains in emerging markets, several productivity initiatives and potential margin expansion in its automation and controls segments. We also believe the company is well positioned for growth in its key end markets that are experiencing increasing global demand for sophisticated capital and consumer goods.

Conversely, we exited the Fund’s position in scientific instruments company Thermo Fisher Scientific during the Reporting Period. In our view, its management’s strategy of spending cash to grow the business through mergers and acquisitions and other measures is not in the best interest of shareholders. Additionally, approximately 25% of the company’s business is dependent on spending from government and academia, which have recently pulled back due to budget cuts. We decided to exit the Fund’s position and allocate the proceeds to opportunities we believe have a better risk/reward profile.

We sold the Fund’s position in oilfield machinery and equipment company Cameron International. While we remain positive on the long-term fundamentals of the business, we exited the position as the energy sector weighting in the Russell Index declined significantly as a result of the Russell rebalance. From a risk management/ portfolio construction perspective, we believed it was prudent to trim the Fund’s energy sector allocation to help ensure the portfolio’s active sector weights remain aligned with the Team’s overall research convictions.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, consumer staples, financials and materials increased and its allocations to information technology, consumer discretionary and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the financials, health care and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and consumer staples. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, information technology, telecommunication services and materials and had no position at all in utilities on August 31, 2012.

FUND BASICS

Capital Growth Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	19.24%	17.32%
Class B	18.27	17.32
Class C	18.36	17.32
Institutional	19.64	17.32
Service	19.08	17.32
Class IR	19.48	17.32
Class R	18.92	17.32

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.76%	-0.21%	3.70%	8.16%	4/20/90
Class B	-0.75	-0.23	3.65	5.60	5/01/96
Class C	3.30	0.18	3.52	3.25	8/15/97
Institutional	5.43	1.33	4.71	4.43	8/15/97
Service	4.91	0.83	4.18	3.92	8/15/97
Class IR	5.31	N/A	N/A	1.07	11/30/07
Class R	4.73	N/A	N/A	0.57	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.47%
Class B	1.89	2.22
Class C	1.89	2.22
Institutional	0.74	1.07
Service	1.24	1.57
Class IR	0.89	1.22
Class R	1.39	1.72

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.2%	Computers & Peripherals
Google, Inc. Class A	3.8	Internet Software & Services
QUALCOMM, Inc.	2.9	Communications Equipment
Microsoft Corp.	2.6	Software
American Tower Corp.	2.4	Real Estate Investment Trusts
Amazon.com, Inc.	2.2	Internet & Catalog Retail
Philip Morris International, Inc.	2.2	Tobacco
International Business Machines Corp.	2.1	IT Services
Honeywell International, Inc.	2.1	Aerospace & Defense
Schlumberger Ltd.	2.1	Energy Equipment & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	19.24%	2.16%	5.52%	8.61%
Including sales charges	12.71%	1.02%	4.92%	8.33%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	18.27%	1.39%	4.89%	5.86%
Including contingent deferred sales charges	13.29%	0.98%	4.89%	5.86%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	18.36%	1.40%	4.74%	3.55%
Including contingent deferred sales charges	17.36%	1.40%	4.74%	3.55%

Institutional (Commenced August 15, 1997)	19.64%	2.57%	5.94%	4.72%

Service (Commenced August 15, 1997)	19.08%	2.06%	5.41%	4.21%

Class IR (Commenced November 30, 2007)	19.48%	N/A	N/A	2.09%

Class R (Commenced November 30, 2007)	18.92%	N/A	N/A	1.59%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 18.38%, 17.48%, 17.51%, 18.80%, 18.69% and 18.08%, respectively. These returns compare to the 17.32% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the health care, energy and consumer staples sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, home improvement retailer Lowe’s and personal computer and mobile communications device giant Apple.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

Shares of Lowe’s rose as the company benefited from improved earnings with the seeming stabilization of the housing market. During the Reporting Period, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a commitment by company management to increase return on invested capital. Company management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward. Toward the end of the Reporting Period, we sold the Fund’s position in Lowe’s.

Shares of Apple rose during the Reporting Period as strong demand for the newly released iPad continued to validate the value of the Apple franchise and its growth profile. The company also announced plans to return capital to shareholders via a new dividend and share repurchase program beginning later in 2012. At the end of the Reporting Period, we believed there is still a long runway for growth as the company increases penetration of the smartphone and tablet markets and continues to innovate and enter new markets. Near-term catalysts could include the release of the iPhone 5, the launch of the iOS-centric Apple television set and expansion into emerging markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical device company St. Jude Medical, social networking website operator Facebook and oilfield services company Halliburton.

St. Jude Medical detracted most from the Fund’s relative performance during the Reporting Period. During the first half of the Reporting Period, medical device company shares broadly came under pressure on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. Later, despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, were a significant overhang on the stock. In our view, investor concerns about mixed clinical data were overdone. We believe the company should continue to generate revenue growth through a series of new product launches, market share gains and continued sales growth across most of its existing business segments. At the end of the Reporting Period, we maintained our belief that St. Jude Medical has a portfolio of innovative products with attractive end markets and remains competitively well positioned in a growing industry.

Facebook was another significant detractor from the Fund’s relative results during the Reporting Period. While the company delivered in-line second calendar quarter earnings on a strong increase in advertising revenue, payments revenue growth was more challenged. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or consistent customer usage, in its user base. At the end of the Reporting Period, we continued to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new advertising formats and the social networking advertising medium over time. The company is still in the early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time.

After being a top contributor during the prior fiscal year, leading oil services firm Halliburton detracted from the Fund’s returns during the Reporting Period. During the first half of the Reporting Period, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares. Later, concerns about the level of guar gum production in India and a lower rig count in North America drove share prices down. (Guar gum is an agricultural product in the form of a gelling agent that is used to break apart rock and release gas in natural gas wells in the U.S.) Despite these near-term headwinds, we continued to believe at the end of the Reporting Period that Halliburton’s risk/reward profile remained attractive at then-current valuations. Furthermore, we believed Halliburton was gaining market share in key markets and could demonstrate pricing power and margin improvement in its North American pressure pumping business going forward. In our view, the shift in U.S. drilling activity toward oil/shale operations may also mitigate correlation with the U.S. economic cycle.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in Urban Outfitters, a specialty retailer operating numerous successful brands including Urban Outfitters, Anthropologie, Free People and Terrain. The company has been rapidly expanding its store base and has demonstrated success in introducing brands to the global marketplace. In addition, we believe management has a demonstrated history of strong execution, delivering consistent sales growth over a multi-year period and being disciplined capital allocators.

Conversely, as mentioned earlier, we exited the Fund’s position in home improvement retailer Lowe’s during the Reporting Period. While the position was a strong performer for the Fund during the Reporting Period, the primary catalyst for the sale was the decision by Lowe’s management to bid for a Canadian home improvement retailer, Rona. In our opinion, this hurt the credibility of the management team and made it more difficult to believe in the turnaround in its U.S. business. We still believe in the housing recovery but felt there was too much uncertainty in the company itself.

We sold the Fund’s position in scientific instruments company Thermo Fisher Scientific during the Reporting Period. In our view, its management’s strategy of spending cash to grow the business through mergers and acquisitions and other measures is not in the best interest of shareholders. Additionally, approximately 25% of the company’s business is dependent on spending from government and academia, which have recently pulled back due to budget cuts. We decided to exit the Fund’s position and allocate the proceeds to opportunities we believe have a better risk/reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and telecommunication services decreased and its allocations to consumer discretionary, energy, financials and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, energy and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, health care, consumer staples and consumer discretionary and was rather neutrally weighted to the Index in materials. The Fund had no position at all in the utilities sector on August 31, 2012.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	18.38%	17.32%
Class B	17.48	17.32
Class C	17.51	17.32
Institutional	18.80	17.32
Class IR	18.69	17.32
Class R	18.08	17.32

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	-2.34%	-0.81%	4.54%	9/03/02
Class B	-2.40	-0.84	4.50	9/03/02
Class C	1.59	-0.43	4.34	9/03/02
Institutional	3.83	0.72	5.56	9/03/02
Class IR	3.65	N/A	-0.08	11/30/07
Class R	3.17	N/A	-0.53	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.56%
Class B	2.01	2.31
Class C	2.01	2.31
Institutional	0.86	1.16
Class IR	1.01	1.31
Class R	1.51	1.81

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.9%	Computers & Peripherals
Google, Inc. Class A	6.5	Internet Software & Services
QUALCOMM, Inc.	5.8	Communications Equipment
American Tower Corp.	5.6	Real Estate Investment Trusts
Schlumberger Ltd.	4.9	Energy Equipment & Services
Costco Wholesale Corp.	3.6	Food & Staples Retailing
Crown Castle International Corp.	3.6	Wireless Telecommunication Services
American Express Co.	3.4	Consumer Finance
Equinix, Inc.	3.3	Internet Software & Services
Abbott Laboratories	3.0	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	18.38%	1.39%	5.66%
Including sales charges	11.85%	0.25%	5.07%

Class B (Commenced September 3, 2002)
Excluding contingent deferred sales charges	17.48%	0.62%	5.03%
Including contingent deferred sales charges	12.50%	0.22%	5.03%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	17.51%	0.62%	4.86%
Including contingent deferred sales charges	16.51%	0.62%	4.86%

Institutional (Commenced September 3, 2002)	18.80%	1.79%	6.08%

Class IR (Commenced November 30, 2007)	18.69%	N/A	1.17%

Class R (Commenced November 30, 2007)	18.08%	N/A	0.69%

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 17.11%, 16.23%, 17.61%, 17.41% and 16.84%, respectively. These returns compare to the 16.96% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall affected the Fund’s performance most relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the health care, energy and consumer staples sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, personal computer and mobile communications device giant Apple and wireless communications infrastructure operator SBA Communications.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

Shares of Apple rose during the Reporting Period as strong demand for the newly released iPad continued to validate the value of the Apple franchise and its growth profile. The company also announced plans to return capital to shareholders via a new dividend and share repurchase program beginning later in 2012. At the end of the Reporting Period, we believed there is still a long runway for growth as the company increases penetration of the smartphone and tablet markets and continues to innovate and enter new markets. Near term catalysts could include the release of the iPhone 5, the launch of the iOS-centric Apple television set and expansion into emerging markets.

SBA Communications was a top contributor to the Fund’s relative performance during the Reporting Period as the company reported better than expected earnings driven by improved leasing revenues and raised its guidance. Organic leasing revenues grew, which we believe is sustainable as wireless providers build out their 4G (fourth generation) networks to support increasing demand for mobile data and usage. In June 2012, its management announced the company will acquire more than 3,000 tower sites, significantly boosting its capacity in the U.S. Its management also indicated it is evaluating the potential to convert to a REIT, which we believe would unlock share value. In our view, SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from industry regulations that govern the construction of new towers and create high barriers to entry.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in social networking website operator Facebook, medical device company St. Jude Medical and oilfield services company Halliburton.

Facebook detracted most from the Fund’s relative results during the Reporting Period. While the company delivered in-line second calendar quarter earnings on a strong increase in advertising revenue, payments revenue growth was more challenged. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or consistent customer usage, in its user base. At the end of the Reporting Period, we continued to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new advertising formats and the social networking advertising medium over time. The company is still in the early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time.

St. Jude Medical was another significant detractor from the Fund’s relative performance during the Reporting Period. During the first half of the Reporting Period, medical device company shares broadly came under pressure on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. Later, despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, were a significant overhang on the stock. In our view, investor concerns about mixed clinical data were overdone. We believe the company should continue to generate revenue growth through a series of new product launches, market share gains and continued sales growth across most of its existing business segments. At the end of the Reporting Period, we maintained our belief that St. Jude Medical has a portfolio of innovative products with attractive end markets and remains competitively well positioned in a growing industry.

Leading oil services firm Halliburton detracted from the Fund’s returns during the Reporting Period. During the first half of the Reporting Period, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares. Later, concerns about the level of guar gum production in India and a lower rig count in North America drove share prices down. (Guar gum is an agricultural product in the form of a gelling agent that is used to break apart rock and release gas in natural gas wells in the U.S.) Despite these near-term headwinds, we continued to believe at the end of the Reporting Period that Halliburton’s risk/reward profile remained attractive at then-current valuations. Furthermore, we believed Halliburton was gaining market share in key markets and could demonstrate pricing power and margin improvement in its North American pressure pumping business going forward. In our view, the shift in U.S. drilling activity toward oil/shale operations may also mitigate correlation with the U.S. economic cycle.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in Honeywell International, a diversified technology and manufacturing company that manufactures aerospace, building control and automotive products. We believe the company has a strong management team that can execute well on its long-term growth plan and improve efficiency and profitability. In our view, Honeywell International should continue to benefit from growth in air traffic, market share gains in emerging markets, several productivity initiatives and potential margin expansion in its automation and controls segments. We also believe the company is well positioned for growth in its key end markets that are experiencing increasing global demand for sophisticated capital and consumer goods.

Conversely, we exited the Fund’s position in scientific instruments company Thermo Fisher Scientific during the Reporting Period. In our view, its management’s strategy of spending cash to grow the business through mergers and acquisitions and other measures is not in the best interest of shareholders. Additionally, approximately 25% of the company’s business is dependent on spending from government and academia, which have recently pulled back due to budget cuts. We decided to exit the Fund’s position and allocate the proceeds to opportunities we believe have a better risk/reward profile.

We sold the Fund’s position in oilfield machinery and equipment company Cameron International. While we remain positive on the long-term fundamentals of the business, we exited the position as the energy sector weighting in the Russell Index declined significantly as a result of the Russell rebalance. From a risk management/ portfolio construction perspective, we believed it was prudent to trim the Fund’s energy sector allocation to help ensure the portfolio’s active sector weights remain aligned with the Team’s overall research convictions.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, health care and telecommunication services decreased and its allocations to consumer discretionary, energy, financials, industrials, consumer staples and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the financials, consumer discretionary, energy and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples and health care and was rather neutrally weighted to the Russell Index in materials and telecommunication services. The Fund had no position at all in the utilities sector on August 31, 2012.

FUND BASICS

Flexible Cap Growth Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]
Class A	17.11%	16.96%
Class C	16.23	16.96
Institutional	17.61	16.96
Class IR	17.41	16.96
Class R	16.84	16.96

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-3.57%	3.43%	1/31/08
Class C	0.22	4.03	1/31/08
Institutional	2.42	5.22	1/31/08
Class IR	2.26	5.06	1/31/08
Class R	1.75	4.54	1/31/08

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	2.59%
Class C	2.01	3.34
Institutional	0.86	2.19
Class IR	1.01	2.34
Class R	1.51	2.84

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.2%	Computers & Peripherals
Google, Inc. Class A	3.6	Internet Software & Services
QUALCOMM, Inc.	3.3	Communications Equipment
Schlumberger Ltd.	2.7	Energy Equipment & Services
Microsoft Corp.	2.6	Software
Amazon.com, Inc.	2.5	Internet & Catalog Retail
Costco Wholesale Corp.	2.0	Food & Staples Retailing
Abbott Laboratories	2.0	Pharmaceuticals
American Tower Corp.	1.8	Real Estate Investment Trusts
SBA Communications Corp. Class A	1.8	Wireless Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	17.11%	5.69%
Including sales charges	10.73%	4.39%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	16.23%	4.95%
Including contingent deferred sales charges	15.18%	4.95%

Institutional (Commenced January 31, 2008)	17.61%	6.14%

Class IR (Commenced January 31, 2008)	17.41%	5.98%

Class R (Commenced January 31, 2008)	16.84%	5.46%

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

The Goldman Sachs Focused Growth Fund (the “Fund”) launched on January 31, 2012. Below the Goldman Sachs Growth Investment Team discusses the Fund’s performance and positioning for the seven-month period from the Fund’s inception on January 31, 2012 through August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 13.50%, 13.10%, 13.80%, 13.80% and 13.40%, respectively. These returns compare to the 8.10% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having no exposure to the industrials sector, which lagged the Russell Index, also boosted the Fund’s relative results. Detracting from the Fund’s relative results most was stock selection in the health care and energy sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, specialty retailer Urban Outfitters and wireless communications infrastructure operator SBA Communications.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

Within the consumer discretionary sector, Urban Outfitters was a strong performer, adding value to the Fund’s relative performance during the Reporting Period. Urban Outfitters operates numerous successful brands including Urban Outfitters, Anthropologie, Free People and Terrain. After selling off in the first quarter of 2012, shares rebounded as investors became more comfortable with the management team’s plans for restructuring the company’s overall strategy. We believe management’s renewed focus on the company’s strongest brands and continued transition to online sales to cut costs should unlock shareholder value. In our view, the stock’s performance may well be driven by a recovery from trough margins and same store sales levels, aided by a multi-year recovery cycle in apparel.

SBA Communications was a top contributor to the Fund’s relative performance during the Reporting Period as the company reported better than expected earnings driven by improved leasing revenues and raised its guidance. Organic leasing revenues grew, which we believe is sustainable as wireless providers build out their 4G (fourth generation) networks to support increasing demand for mobile data and usage. In June 2012, its management announced the company will acquire more than 3,000 tower sites, significantly boosting its capacity in the U.S. Its management also indicated it is evaluating the potential to convert to a REIT, which we believe would unlock share value. In our view, SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from industry regulations that govern the construction of new towers and create high barriers to entry.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in commercial real estate services firm CB Richard Ellis Group, medical device company St. Jude Medical and oilfield services company Halliburton.

CB Richard Ellis Group, the world’s leading commercial real estate services firm, detracted most from the Fund’s relative results during the Reporting Period. Its shares came under pressure due to global macroeconomic concerns. Despite these concerns, the company reported solid second quarter results across its business units, which provided a boost to shares. Management was also upbeat and reiterated earnings guidance. We believe the company should continue to gain market share and benefit from a commercial real estate recovery. CB Richard Ellis Group remains a leader in key areas of commercial real estate — buying, selling, leasing, managing property and investing client money in real estate. Further, in our view, the company continues to be a leading franchise with an attractive service-oriented business model and a strong management team.

St. Jude Medical was another significant detractor from the Fund’s relative performance during the Reporting Period. Despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, were a significant overhang on the stock. We exited the Fund’s position in the company during the Reporting Period. While we still believe the company should continue to generate revenue growth through a series of new product launches, market share gains and continued sales growth across most of its existing business segments, we decided to sell the position and allocate the proceeds to higher conviction opportunities with what we considered to be a more favorable risk/reward profile.

Leading oil services firm Halliburton detracted from the Fund’s returns during the Reporting Period. Concerns about the level of guar gum production in India and a lower rig count in North America drove share prices down. (Guar gum is an agricultural product in the form of a gelling agent that is used to break apart rock and release gas in natural gas wells in the U.S.) Despite these near term headwinds, we continued to believe at the end of the Reporting Period that Halliburton’s risk/reward profile remained attractive at then-current valuations. Furthermore, we believed Halliburton was gaining market share in key markets and could demonstrate pricing power and margin improvement in its North American pressure pumping business going forward. In our view, the shift in U.S. drilling activity toward oil/shale operations may also mitigate correlation with the U.S. economic cycle.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Aside from the original names bought at the Fund’s inception, no new names were purchased during the Reporting Period.

Conversely, as mentioned, we exited the Fund’s position in medical device company St. Jude Medical. Also, we sold the Fund’s position in scientific instruments company Thermo Fisher Scientific during the Reporting Period. In our view, its management’s strategy of spending cash to grow the business through mergers and acquisitions and other measures is not in the best interest of shareholders. Additionally, approximately 25% of the company’s business is dependent on spending from government and academia, which have recently pulled back due to budget cuts. We decided to exit the Fund’s position and allocate the proceeds to opportunities we believe have a better risk/reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, consumer discretionary, health care and consumer staples decreased and its allocations to financials, energy and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the financials, energy, telecommunication services and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples and materials and was rather neutrally weighted to the Russell Index in consumer discretionary. The Fund had no position at all in the utilities, health care and industrials sectors on August 31, 2012.

FUND BASICS

Focused Growth Fund

as of August 31, 2012

PERFORMANCE REVIEW
January 31, 2012–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	13.50%	8.10%
Class C	13.10	8.10
Institutional	13.80	8.10
Class IR	13.80	8.10
Class R	13.40	8.10

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	Since Inception	Inception Date
Class A	-0.38%	1/31/12
Class C	4.10	1/31/12
Institutional	5.60	1/31/12
Class IR	5.50	1/31/12
Class R	5.30	1/31/12

[3]

The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	2.79%
Class C	1.99	3.54
Institutional	0.84	2.39
Class IR	0.99	2.54
Class R	1.49	3.04

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least January 31, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	10.1%	Computers & Peripherals
American Tower Corp.	7.1	Real Estate Investment Trusts
Google, Inc. Class A	6.9	Internet Software & Services
QUALCOMM, Inc.	6.2	Communications Equipment
Costco Wholesale Corp.	5.5	Food & Staples Retailing
NIKE, Inc. Class B	5.3	Textiles, Apparel & Luxury Goods
CBRE Group, Inc. Class A	5.1	Real Estate Management & Development
PVH Corp.	5.0	Textiles, Apparel & Luxury Goods
SBA Communications Corp. Class A	4.8	Wireless Telecommunication Services
Equinix, Inc.	4.8	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED GROWTH FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on January 31, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2012 through August 31, 2012.

Average Annual Total Return through August 31, 2012	Since Inception*
Class A (Commenced January 31, 2012)
Excluding sales charges	13.50%
Including sales charges	7.28%

Class C (Commenced January 31, 2012)
Excluding contingent deferred sales charges	13.10%
Including contingent deferred sales charges	12.10%

Institutional (Commenced January 31, 2012)	13.80%

Class IR (Commenced January 31, 2012)	13.80%

Class R (Commenced January 31, 2012)	13.40%

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 19.15%, 18.29%, 18.24%, 19.61%, 19.03%, 19.43% and 18.83%, respectively. These returns compare to the 11.68% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, telecommunication services and energy sectors helped the Fund’s performance most relative to the Russell Index. Overall positioning in only one sector detracted from the Fund’s results during the Reporting Period. Detracting from the Fund’s relative results was stock selection in the industrials sector.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, wireless communications infrastructure operator SBA Communications and business execution software provider SuccessFactors.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

SBA Communications was a top contributor to the Fund’s relative performance during the Reporting Period as the company reported better than expected earnings driven by improved leasing revenues and raised its guidance. Organic leasing revenues grew, which we believe is sustainable as wireless providers build out their 4G (fourth generation) networks to support increasing demand for mobile data and usage. In June 2012, its management announced the company will acquire more than 3,000 tower sites, significantly boosting its capacity in the U.S. Its management also indicated it is evaluating the potential to convert to a REIT, which we believe would unlock share value. In our view, SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from industry regulations that govern the construction of new towers and create high barriers to entry.

SuccessFactors also contributed to the Fund’s relative performance during the Reporting Period. Its shares rose during the fourth quarter of 2011 after the company agreed to be acquired by SAP at a significant premium to the previous close. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical device company St. Jude Medical, footwear and accessories designer Deckers Outdoor and virtual reality products company RealD.

St. Jude Medical detracted most from the Fund’s relative performance during the Reporting Period. During the first half of the Reporting Period, medical device company shares broadly came under pressure on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures.

Later, despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, were a significant overhang on the stock. We exited the Fund’s position in the company during the Reporting Period. While we still believe the company should continue to generate revenue growth through a series of new product launches, market share gains and continued sales growth across most of its existing business segments, we decided to sell the position and allocate the proceeds to higher conviction opportunities with what we considered to be a more favorable risk/reward profile.

Within consumer discretionary, designer and brand manager Deckers Outdoor was a detractor due to investors’ near term concerns regarding sales of its cold weather products given the unusually warm holiday season, excess inventory in U.S. wholesale and small Ugg brand market share loss to a competitor. Despite these concerns, we maintained high conviction in what we believe to be this well managed company with a strong balance sheet, sizable opportunity to grow revenues globally and long-term profit goals that align with management compensation. Furthermore, at the end of the Reporting Period, Deckers Outdoor’s shares were trading at a significant discount to its global apparel peers.

RealD, a company that designs, manufactures and licenses 3D (three-dimensional) technology, detracted from the Fund’s relative performance. During the first half of the Reporting Period, the company reported disappointing earnings results as the revenues from recently released 3D blockbuster movies lagged those of 3D films that were released over the prior year. Subsequently, first quarter 2012 results fell well below analysts’ estimates, driven by reduced profitability in the company’s 3D glasses business. Despite what we believe to be short-term headwinds, we expect to see growth in international 3D exhibitions and admissions. At the end of the Reporting Period, we continue to believe RealD is a market leader in 3D technology that should benefit from continued 3D movie adoption at the box office.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in discount retailer Family Dollar Stores. The company operates a chain of more than 7,000 general merchandise retail discount stores in 44 states, providing consumers with a diverse array of merchandise in neighborhood stores. We believe we found an attractive entry point into the stock and have confidence in the business strategy presented by its new Chief Executive Officer, which is expected to play out over the coming quarters.

We established a Fund position in designer and brand manager Deckers Outdoor. The company owns the Ugg brand, which we believe is in the initial stages of transforming into a global lifestyle brand. Furthermore, Deckers Outdoor shares had been trading at a significant discount to its global apparel peers. Despite its recent underperformance, as discussed above, we remain constructive on the stock, as the company is in the process of opening its own stores, which we believe should allow it to better showcase its full assortment of products, including non-boot footwear, apparel and accessories, and provide long-term growth opportunities.

Conversely, we exited the Fund’s position in electronic transaction processing provider Global Payments during the Reporting Period, as the ramifications of its security breach continued to unfold. While the fundamentals of the business have not materially changed, we believe the impact to Global Payments’ reputation has been tarnished. As new data points became available in the aftermath of the breach, we believe there could be a slowing of growth in important sales channels within North America. We intend to closely monitor this fluid situation as it could have an impact on several of our other payment processing holdings.

We sold the Fund’s position in Nalco Holding, a provider of water, energy, air and process technologies and services. Its shares rose during the Reporting Period after the company agreed to a merger with Ecolab. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and industrials decreased and its allocations to health care, energy, telecommunication services and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, consumer discretionary and materials. The Fund was rather neutrally weighted to the Index in energy and had no position at all in utilities on August 31, 2012.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Class A	19.15%	11.68%
Class B	18.29	11.68
Class C	18.24	11.68
Institutional	19.61	11.68
Service	19.03	11.68
Class IR	19.43	11.68
Class R	18.83	11.68

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.77%	3.26%	7.74%	9.80%	5/24/99
Class B	-2.95	3.22	7.69	9.82	5/24/99
Class C	1.10	3.64	7.54	9.46	5/24/99
Institutional	3.30	4.84	8.78	10.71	5/24/99
Service	2.79	4.32	8.24	10.16	5/24/99
Class IR	3.14	N/A	N/A	4.69	11/30/07
Class R	2.59	N/A	N/A	4.18	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.41%
Class B	2.10	2.16
Class C	2.10	2.16
Institutional	0.95	1.01
Service	1.45	1.51
Class IR	1.10	1.16
Class R	1.60	1.66

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.1%	Wireless Telecommunication Services
PVH Corp.	2.5	Textiles, Apparel & Luxury Goods
PetSmart, Inc.	2.2	Specialty Retail
Equinix, Inc.	2.2	Internet Software & Services
C.R. Bard, Inc.	2.1	Health Care Equipment & Supplies
CBRE Group, Inc. Class A	2.0	Real Estate Management & Development
Rackspace Hosting, Inc.	2.0	Internet Software & Services
Amphenol Corp. Class A	1.9	Electronic Equipment, Instruments & Components
Urban Outfitters, Inc.	1.9	Specialty Retail
TW Telecom, Inc.	1.9	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	19.15%	4.98%	9.70%	10.42%
Including sales charges	12.63%	3.80%	9.08%	9.96%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	18.29%	4.20%	9.04%	9.98%
Including contingent deferred sales charges	12.93%	3.78%	9.04%	9.98%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	18.24%	4.20%	8.89%	9.61%
Including contingent deferred sales charges	17.16%	4.20%	8.89%	9.61%

Institutional (Commenced May 24, 1999)	19.61%	5.40%	10.13%	10.86%

Service (Commenced May 24, 1999)	19.03%	4.88%	9.59%	10.31%

Class IR (Commenced November 30, 2007)	19.43%	N/A	N/A	5.30%

Class R (Commenced November 30, 2007)	18.83%	N/A	N/A	4.79%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 18.97%, 18.11%, 18.03%, 19.42%, 18.87%, 19.22% and 18.69%, respectively. These returns compare to the 12.77% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Overall positioning in only two sectors detracted from the Fund’s results during the Reporting Period. Detracting from the Fund’s relative results was stock selection in the industrials and financials sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, business execution software provider SuccessFactors and pharmaceuticals company Pharmasset.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

SuccessFactors also contributed to the Fund’s relative performance during the Reporting Period. Its shares rose during the fourth quarter of 2011 after the company agreed to be acquired by SAP at a significant premium to the previous close. Similarly, Pharmasset was a top contributor to the Fund’s performance, with its shares rising after the company agreed to be acquired by Gilead Sciences at a significant premium to the previous close. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in semiconductor company Rovi, satellite telecommunications company DigitalGlobe and solar power modules encapsulant manufacturer STR Holdings.

Rovi was the top detractor from the Fund’s relative results during the Reporting Period. The company holds patents on interactive program guides (“IPGs”) for video delivery services and devices. The IPGs are used in both Internet-capable televisions and cable/satellite providers’ set-top boxes, and Rovi receives a monthly royalty for each subscriber. Its shares fell during the first half of the Reporting Period after Rovi revised 2011 earnings guidance to the low end of its prior projection due to faster declines than anticipated for both Analog Copy Protection and Roxio software and to a softer macroeconomic environment. Later, investors were disappointed with the company’s failure to get patents and lack of improvements in its electronic programming guides. We thus exited the Fund’s position in Rovi.

DigitalGlobe, a leading provider of high quality satellite and aerial imagery to government, consumer services and enterprise, detracted from the Fund’s relative returns. Its shares fell after the U.S. government announced it would cut spending on defense, particularly within the satellite and aerial imagery industry. Given the long-term impact such budget cuts are anticipated to have on DigitalGlobe’s U.S. defense business, we decided to exit the Fund’s position.

STR Holdings, a company that engineers a material used in the production of solar panels, detracted from the Fund’s relative performance during the Reporting Period. Its shares fell as the demand for alternative energy declined in response to various governments’ reducing their alternative energy subsidy programs. However, at the end of the Reporting Period, we continued to believe the company is well positioned to benefit form the overall growth in the solar power generation industry as it is a provider of solar encapsulates and not a manufacturer of solar modules. In our view, solar module prices will likely decline as the business becomes more commoditized, which should drive demand higher and subsequently lead to strong volume growth in encapsulates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in NetSuite, the leading provider of cloud-based enterprise resource planning software. NetSuite’s subscription service provides small- and mid-sized businesses globally an integrated solution for running the core functions of a business without maintaining expensive and complex hardware and software. We believe NetSuite is well positioned to capitalize on the accelerating move to cloud-based information technology services.

We established a Fund position in designer and brand manager Deckers Outdoor. The company owns the Ugg brand, which we believe is in the initial stages of transforming into a global lifestyle brand. Furthermore, Deckers Outdoor shares had been trading at a significant discount to its global apparel peers. Despite its recent underperformance, we remain constructive on the stock, as the company is in the process of opening its own stores, which we believe should allow it to better showcase its full assortment of products, including non-boot footwear, apparel and accessories, and provide long-term growth opportunities.

Conversely, we exited the Fund’s position in Emdeon, a provider of revenue and payment cycle management and clinical information exchange solutions, connecting payers,

PORTFOLIO RESULTS

providers and patients in the U.S. healthcare system. In August 2011, Blackstone Group LP announced it had entered into an agreement to take Emdeon private for approximately $3 billion. The transaction was approved by Emdeon stockholders in November. The buyout validated our long- term strategic view and valuation assessment on Emdeon and represented a situation whereby the gap between a company’s market value and economic value can close quickly.

We sold the Fund’s position electronic transaction processing provider Global Payments during the Reporting Period, as the ramifications of its security breach continued to unfold. While the fundamentals of the business have not materially changed, we believe the impact to Global Payments’ reputation has been tarnished. As new data points became available in the aftermath of the breach, we believe there could be a slowing of growth in important sales channels within North America. We intend to closely monitor this fluid situation as it could have an impact on several of our other payment processing holdings.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, telecommunication services, materials and consumer staples increased and its allocation to information technology, industrials, health care and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, energy and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, industrials, health care and information technology. The Fund was rather neutrally weighted to the Russell Index in financials and consumer staples and had no position at all in utilities on August 31, 2012.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]
Class A	18.97%	12.77%
Class B	18.11	12.77
Class C	18.03	12.77
Institutional	19.42	12.77
Service	18.87	12.77
Class IR	19.22	12.77
Class R	18.69	12.77

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	-3.74%	3.53%	7.20%	6/30/05
Class B	-3.96	3.53	7.21	6/30/05
Class C	0.00	3.91	7.20	6/30/05
Institutional	2.25	5.12	8.45	6/30/05
Service	1.71	4.59	7.90	6/30/05
Class IR	2.07	N/A	4.99	11/30/07
Class R	1.57	N/A	4.48	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.50%
Class B	2.10	2.25
Class C	2.10	2.25
Institutional	0.95	1.10
Service	1.45	1.60
Class IR	1.10	1.25
Class R	1.60	1.75

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.2%	Wireless Telecommunication Services
PVH Corp.	2.3	Textiles, Apparel & Luxury Goods
Equinix, Inc.	2.1	Internet Software & Services
Rackspace Hosting, Inc.	2.1	Internet Software & Services
Robbins & Myers, Inc.	2.1	Machinery
Urban Outfitters, Inc.	2.0	Specialty Retail
TW telecom, Inc.	1.9	Diversified Telecommunication Services
PetSmart, Inc.	1.8	Specialty Retail
Healthcare Services Group, Inc.	1.8	Commercial Services & Supplies
MSCI, Inc. Class A	1.7	Diversified Financial Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	18.97%	5.66%	8.49%
Including sales charges	12.41%	4.48%	7.64%

Class B (Commenced June 30, 2005)
Excluding contingent deferred sales charges	18.11%	4.88%	7.63%
Including contingent deferred sales charges	12.87%	4.50%	7.63%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	18.03%	4.88%	7.62%
Including contingent deferred sales charges	16.98%	4.88%	7.62%

Institutional (Commenced June 30, 2005)	19.42%	6.09%	8.87%

Service (Commenced June 30, 2005)	18.87%	5.57%	8.33%

Class IR (Commenced November 30, 2007)	19.22%	N/A	5.73%

Class R (Commenced November 30, 2007)	18.69%	N/A	5.21%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 18.45%, 17.62%, 17.71%, 18.97%, 18.50%, 18.85% and 18.32%, respectively. These returns compare to the 17.32% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, consumer discretionary and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, health care and consumer staples sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, wireless infrastructure operator Crown Castle International and home improvement retailer Lowe’s.

Equinix contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

PORTFOLIO RESULTS

Wireless tower company Crown Castle International contributed to the Fund’s relative performance during the Reporting Period. Its shares rose after the company announced strong first quarter results, driven by better than expected revenues and a significant increase in new leases signed during the quarter compared to the prior year. The company also raised 2012 guidance due in large part to the acquisition of outdoor distributed antennae systems company NextG Networks. At the end of the Reporting Period, we continued to have conviction in the tower companies over the long term as demand for mobile content grows and wireless carriers are required to add capacity to support increased usage, network upgrades and improved coverage.

Shares of Lowe’s rose as the company benefited from improved earnings with the seeming stabilization of the housing market. During the Reporting Period, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a commitment by company management to increase return on invested capital. Company management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward. Toward the end of the Reporting Period, we sold the Fund’s position in Lowe’s.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical device company St. Jude Medical, beauty products company Avon Products and oilfield services company Schlumberger.

St. Jude Medical detracted most from the Fund’s relative performance. During the first half of the Reporting Period, medical device company shares broadly came under pressure on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. Later, despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, were a significant overhang on the stock. In our view, investor concerns about mixed clinical data were overdone. We believe the company should continue to generate revenue growth through a series of new product launches, market share gains and continued sales growth across most of its existing business segments. At the end of the Reporting Period, we maintained our belief that St. Jude Medical has a portfolio of innovative products with attractive end markets and remains competitively well positioned in a growing industry.

Within consumer staples, Avon Products detracted from the Fund’s performance during the Reporting Period. Its shares declined after the company announced lower than expected third quarter 2011 earnings and lowered its fiscal year 2011 revenue guidance. Avon Products’ earnings were impacted by disappointing sales in select markets and softer margins due to higher input costs. While Avon Products may be poised to deliver higher operating margins over the next few years as its geographic footprint broadens, particularly in Latin America, we decided to trim the Fund’s position and allocate the capital to higher conviction ideas.

Shares of Schlumberger pulled back during the Reporting Period and detracted from the Fund’s performance. The stock came under pressure primarily due to macroeconomic concerns and a decline in oil prices. At the end of the Reporting Period, we continued to believe the company is well positioned given its extensive and diversified global footprint. In addition, Schlumberger holds dominant market share in most of its product lines and, in our opinion, offers a technological advantage over many of its competitors, which we view as a significant positive over the long term.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in Honeywell International, a diversified technology and manufacturing company that manufactures aerospace, building control and automotive products. We believe the company has a strong management team that can execute well on its long-term growth plan and improve efficiency and profitability. In our view, Honeywell International should continue to benefit from growth in air traffic, market share gains in emerging markets, several productivity initiatives and potential margin expansion in its automation and controls segments. We also believe the company is well positioned for growth in its key end markets that are experiencing increasing global demand for sophisticated capital and consumer goods.

Conversely, we exited the Fund’s position in home improvement retailer Lowe’s during the Reporting Period. While the position was a strong performer for the Fund during the Reporting Period, the primary catalyst for the sale was the decision by Lowe’s management to bid for a Canadian home improvement retailer, Rona. In our opinion, this hurt the credibility of the management team and made it more difficult to believe in the turnaround in its U.S. business. We still believe in the housing recovery but felt there was too much uncertainty in the company itself.

We sold the Fund’s position in scientific instruments company Thermo Fisher Scientific during the Reporting Period. In our view, its management’s strategy of spending cash to grow the business through mergers and acquisitions and other measures is not in the best interest of shareholders. Additionally, approximately 25% of the company’s business is dependent on spending from government and academia, which have recently pulled back due to budget cuts. We decided to exit the Fund’s position and allocate the proceeds to opportunities we believe have a better risk/reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, consumer discretionary and telecommunication services decreased and its allocations to energy, financials, industrials and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and consumer staples. The Fund was rather neutrally weighted to the Russell Index in information technology, telecommunication services, consumer discretionary, health care and materials and had no position at all in utilities on August 31, 2012.

FUND BASICS

Strategic Growth Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	18.45%	17.32%
Class B	17.62	17.32
Class C	17.71	17.32
Institutional	18.97	17.32
Service	18.50	17.32
Class IR	18.85	17.32
Class R	18.32	17.32

[1]The

net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.46%	-0.24%	3.40%	0.30%	5/24/99
Class B	-1.47	-0.28	3.34	0.28	5/24/99
Class C	2.52	0.12	3.19	-0.01	5/24/99
Institutional	4.72	1.28	4.39	1.14	5/24/99
Service	4.23	0.86	3.97	0.74	5/24/99
Class IR	4.40	N/A	N/A	14.88	01/06/09
Class R	4.19	N/A	N/A	14.43	01/06/09

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.51%
Class B	1.90	2.26
Class C	1.90	2.26
Institutional	0.75	1.11
Service	1.25	1.61
Class IR	0.90	1.26
Class R	1.40	1.76

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.0%	Computers & Peripherals
Google, Inc. Class A	4.6	Internet Software & Services
QUALCOMM, Inc.	4.2	Communications Equipment
American Tower Corp.	3.6	Real Estate Investment Trusts
Schlumberger Ltd.	3.2	Energy Equipment & Services
Microsoft Corp.	3.2	Software
Crown Castle International Corp.	3.1	Wireless Telecommunication Services
Costco Wholesale Corp.	2.8	Food & Staples Retailing
Amazon.com, Inc.	2.8	Internet & Catalog Retail
Abbott Laboratories	2.4	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	18.45%	2.06%	5.27%	1.14%
Including sales charges	11.94%	0.92%	4.68%	0.71%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	17.62%	1.30%	4.63%	0.69%
Including contingent deferred sales charges	12.64%	0.92%	4.63%	0.69%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	17.71%	1.30%	4.48%	0.40%
Including contingent deferred sales charges	16.72%	1.30%	4.48%	0.40%

Institutional (Commenced May 24, 1999)	18.97%	2.47%	5.68%	1.55%

Service (Commenced May 24, 1999)	18.50%	2.05%	5.26%	1.16%

Class IR (Commenced January 6, 2009)	18.85%	N/A	N/A	15.92%

Class R (Commenced January 6, 2009)	18.32%	N/A	N/A	15.42%

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund

Portfolio Composition

The Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). The Goldman Sachs Growth Investment Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 18.28%, 17.25%, 17.36%, 18.65%, 18.18% and 18.52%, respectively. These returns compare to the 18.84% average annual total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, detracting from the Fund’s relative results was stock selection in the information technology and industrials sectors and having no position in health care, which outpaced the NASDAQ Index during the Reporting Period. On the positive side, effective stock selection in telecommunication services and consumer discretionary helped the Fund’s performance. So, too, did having no exposure to the energy sector, which lagged the NASDAQ Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in semiconductor company Rovi, social networking website operator Facebook and virtual reality products company RealD.

Rovi was the top detractor from the Fund’s relative results during the Reporting Period. The company holds patents on interactive program guides (“IPGs”) for video delivery services and devices. The IPGs are used in both Internet-capable televisions and cable/satellite providers’ set-top boxes, and Rovi receives a monthly royalty for each subscriber. Its shares fell during the first half of the Reporting Period after Rovi revised 2011 earnings guidance to the low end of its prior projection due to faster declines than anticipated for both Analog Copy Protection and Roxio software and to a softer macroeconomic environment. Later, investors were disappointed with the company’s failure to get patents and lack of improvements in its electronic programming guides. We thus exited the Fund’s position in Rovi.

PORTFOLIO RESULTS

Facebook detracted from the Fund’s relative results during the Reporting Period. While the company delivered in-line second calendar quarter earnings on a strong increase in advertising revenue, payments revenue growth was more challenged. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or consistent customer usage, in its user base. At the end of the Reporting Period, we continued to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new advertising formats and the social networking advertising medium over time. The company is still in the early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time.

RealD, a company that designs, manufactures and licenses 3D (three-dimensional) technology, detracted from the Fund’s relative performance. During the first half of the Reporting Period, the company reported disappointing earnings results as the revenues from recently released 3D blockbuster movies lagged those of 3D films that were released over the prior year. Subsequently, first quarter 2012 results fell well below analysts’ estimates, driven by reduced profitability in the company’s 3D glasses business. Despite what we believe to be short-term headwinds, we expect to see growth in international 3D exhibitions and admissions. At the end of the Reporting Period, we continued to believe RealD is a market leader in 3D technology that should benefit from continued 3D movie adoption at the box office.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in business execution software provider SuccessFactors, web hosting and design services provider Rackspace Hosting and data center solutions company Equinix.

SuccessFactors was the greatest contributor to the Fund’s relative results during the Reporting Period. Its shares rose during the fourth quarter of 2011 after the company agreed to be acquired by SAP at a significant premium to the previous close. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Rackspace Hosting, a leading provider of hosting and cloud computing services, contributed to the Fund’s relative performance during the Reporting Period. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) During the first half of the Reporting Period, its shares rose after the company reported strong third and fourth quarter results driven by installed base growth and margin expansion. During the second half of the Reporting Period, Rackspace Hosting reported strong fiscal second quarter earnings, making up for the stock’s weak start to the 2012 year. The company added 10,000 new customers, while avoiding significant churn in its existing client base. (Churn is the number of customers who switch to a competitor.) At the end of the Reporting Period, we continued to have confidence in Rackspace Hosting, in our opinion, as it differentiates itself through its focus on client service, an advantage that we believe should lead to increased adoption, subscriber growth and high recurring revenue. In our view, the company should also benefit as the architecture of computing and enterprise information technology spending continues to shift toward the cloud. Rackspace Hosting runs data centers in the cloud for many companies whose core competency resides outside of managing their own data center operations. Rackspace Hosting’s service essentially saves businesses time and resources that can be more efficiently allocated toward core growth initiatives.

Equinix contributed to the Fund’s relative performance during the Reporting Period. Its shares rose through much of the Reporting Period on reports of strong quarterly results and a solid outlook for 2012. Indeed, its shares continued to perform well through August 2012 following solid second quarter 2012 results. The business was fueled in large part by strong demand for data center space from cloud computing companies. At the end of the Reporting Period, the company was still evaluating its potential for real estate investment trust (“REIT”) status, which could provide tax and valuation benefits. In our view, the market had begun to recognize that Equinix’s shares were trading at a discount to other publicly traded data center operators that are publicly traded REITs and to appreciate the growth and stability of the company’s revenue stream. Also at the end of the Reporting Period, we

PORTFOLIO RESULTS

continued to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsource and rising demand for optimized network performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Micros Systems during the Reporting Period. The company is a leading designer, manufacturer and servicer of enterprise information solutions within the global hospitality, retail and restaurant industries. Micros Systems has dominant market share with high margins, is well capitalized and generates recurring revenue through the high-touch servicing it provides its clients. We believe Micros Systems operates a unique franchise well positioned for growth as the company increases its customer base through new contracts with hotel chains and expands its business globally.

During the Reporting Period, we initiated a Fund position in NetSuite, the leading provider of cloud-based enterprise resource planning software. NetSuite’s subscription service provides small- and mid-sized businesses globally an integrated solution for running the core functions of a business without maintaining expensive and complex hardware and software. We believe NetSuite is well positioned to capitalize on the accelerating move to cloud-based information technology services.

In addition to the sale of Rovi, already mentioned, we exited the Fund’s position in NVIDIA during the Reporting Period. NVIDIA designs, develops, and markets three dimensional (3D) graphics processors and related software. While we remain positive on the long-term fundamentals of the business, we exited the position due to what we believed to be prudent portfolio construction.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and industrials decreased and its allocations to consumer discretionary and financials increased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had an overweighted position relative to the NASDAQ Index, albeit more modest, in telecommunication services. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary and financials. The Fund had no exposure to the consumer staples, energy, health care, materials, industrials and utilities sectors on August 31, 2012.

FUND BASICS

Technology Tollkeeper Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	18.28%	18.84%
Class B	17.25	18.84
Class C	17.36	18.84
Institutional	18.65	18.84
Service	18.18	18.84
Class IR	18.52	18.84

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.92%	4.82%	9.55%	1.84%	10/1/99
Class B	-6.24	4.86	9.50	1.79	10/1/99
Class C	-2.22	5.21	9.34	1.51	10/1/99
Institutional	-0.14	6.43	10.62	2.70	10/1/99
Service	-0.53	5.94	10.11	2.22	10/1/99
Class IR	-0.29	N/A	N/A	6.78	9/30/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.52%
Class B	2.25	2.27
Class C	2.25	2.27
Institutional	1.10	1.12
Service	1.60	1.62
Class IR	1.25	1.27

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	11.9%	Computers & Peripherals
Google, Inc. Class A	6.5	Internet Software & Services
Rackspace Hosting, Inc.	5.5	Internet Software & Services
QUALCOMM, Inc.	5.4	Communications Equipment
Microsoft Corp.	5.0	Software
Oracle Corp.	3.9	Software
Amazon.com, Inc.	3.6	Internet & Catalog Retail
Salesforce.com, Inc.	3.2	Software
NetApp, Inc.	3.1	Computers & Peripherals
SBA Communications Corp. Class A	3.1	Wireless Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUNDSM

Performance Summary

August 31, 2012

The following graph shows the value as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Tollkeeper Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	18.28%	6.26%	11.80%	2.54%
Including sales charges	11.79%	5.08%	11.17%	2.09%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	17.25%	5.43%	11.10%	2.05%
Including contingent deferred sales charges	12.26%	5.11%	11.10%	2.05%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	17.36%	5.45%	10.95%	1.76%
Including contingent deferred sales charges	16.36%	5.45%	10.95%	1.76%

Institutional (Commenced October 1, 1999)	18.65%	6.67%	12.23%	2.95%

Service (Commenced October 1, 1999)	18.18%	6.16%	11.72%	2.46%

Class IR (Commenced September 30, 2010)	18.52%	N/A	N/A	8.15%

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Investment Team and the Goldman Sachs Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team and the Goldman Sachs Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 16.37%, 15.45%, 16.71%, 16.52% and 16.02%, respectively. These returns compare to the 17.95% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted most from its performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the S&P 500 Index was stock selection in the information technology, financials, consumer staples and energy sectors. Effective stock selection in the industrials, consumer discretionary and materials sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in social networking website operator Facebook, independent oil and gas exploration and production company Devon Energy and diversified banking institution Bank of America.

Facebook was the biggest detractor from the Fund’s relative results during the Reporting Period. While the company delivered in-line second calendar quarter earnings on a strong increase in advertising revenue, payments revenue growth was more challenged. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or consistent customer usage, in its user base. At the end of the Reporting Period, we continued to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new advertising formats and the social networking advertising medium over time. The company is still in the early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time.

Devon Energy hurt the Fund’s relative results as well. Shares of Devon Energy fell along with the broader energy sector due primarily to a weak oil and gas pricing environment. Although Devon Energy is aggressively shifting production

PORTFOLIO RESULTS

and resources toward oil and natural gas liquids (“NGL”), the majority of its base production is still natural gas. Despite recent price weakness due to excess supply, we expect NGL pricing to improve in the near future should demand increase as anticipated. We further believe the outlook for oil and gas prices dominating at the end of the Reporting Period was more than discounted into the then-current stock valuation. Given its attractive asset base, strong balance sheet and favorable growth prospects, we considered Devon Energy to be attractively valued relative to its peers at the end of the Reporting Period and thus maintained the Fund’s position.

In financials, Bank of America detracted from the Fund’s relative performance. The company improved its operating performance during the Reporting Period but at an inconsistent rate on a quarterly basis. Despite the short-term inconsistencies, Bank of America’s capital adequacy ratios, a measure of a bank’s capital expressed as a percentage of a bank’s risk weighted credit exposures, continued to improve and commercial loans increased. Its management continued to implement cost savings initiatives, the full effect of which we expect to be seen over the coming years. At the end of the Reporting Period, we recognized Bank of America faces elevated litigation risks and expenses. However, should settlements be reached and operating expenses decline, we believe the true earnings power of the company will become apparent, which, in turn, we expect to result in a higher stock price.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in wireless communications infrastructure operator SBA Communications, home improvement retailer Lowe’s and diversified technology and financial services company General Electric.

SBA Communications was a top contributor to the Fund’s relative performance during the Reporting Period as the company reported better than expected earnings driven by improved leasing revenues and raised its guidance. Organic leasing revenues grew, which we believe is sustainable as wireless providers build out their 4G (fourth generation) networks to support increasing demand for mobile data and usage. In June 2012, its management announced the company will acquire more than 3,000 tower sites, significantly boosting its capacity in the U.S. Its management also indicated it is evaluating the potential to convert to a real estate investment trust (“REIT”), which we believe would unlock share value. In our view, SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from industry regulations that govern the construction of new towers and create high barriers to entry.

Shares of Lowe’s rose as the company benefited from improved earnings with the seeming stabilization of the housing market. During the Reporting Period, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a commitment by company management to increase return on invested capital. Company management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward. At the end of the Reporting Period, we were closely monitoring its management’s allocation of capital and time following a recent bid for a Canadian home improvement company.

Industrials holding General Electric was another strong contributor to the Fund’s relative results during the Reporting Period. Its shares rose after its finance unit, GE Capital, announced it will resume payouts to General Electric for the first time since 2009. We believe General Electric has significant growth prospects across many of its industrial businesses and geographies, and its management stated during the Reporting Period that it expects double-digit annual earnings growth through 2013. In our view, increased demand for health care imaging products and strong commercial air traffic growth should drive further profit and margin improvement over time. The company boosted its dividend in late 2011.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company. Abbott Laboratories is a leading global

PORTFOLIO RESULTS

health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira have caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in Halliburton, one of the largest oilfield services providers. We took the opportunity to buy on price weakness stemming from the Macondo legal case and settlement talks. (Macondo was the well involved in the disastrous Gulf of Mexico spill.) In our view, the impact on Halliburton from the accident should be less than originally anticipated, and we believed the stock offered an attractive risk/reward profile at its valuation at the time of purchase. At the end of the Reporting Period, we continued to believe Halliburton was well positioned and gaining market share in key markets. We further believed Halliburton has pricing power in its North America pressure pumping business, which could lead to margin improvement.

We added to the Fund’s position in Procter & Gamble. Included in its 2011 year-end earnings report, management announced the company is anticipated to achieve $10 billion in gross savings through 2016. We believe management’s ongoing focus on cost savings should improve margin flexibility over the next few years. In our view, this is particularly important in light of potential demand headwinds from the developed markets as cost savings initiatives may provide a cushion to earnings. We also believe that Procter & Gamble is well positioned given its diversified product portfolio that includes both low-end value brands that have performed well in a recessionary environment as well as higher quality, luxury brands that may benefit in a recovery. Furthermore, we are encouraged by Procter & Gamble’s ongoing efforts to achieve scale in the emerging markets where it continues to introduce incremental innovation to its product pipeline.

Conversely, we sold the Fund’s position in industrials company Honeywell. While we believe the company’s management executed well on its long-term growth plan and have confidence in its competitive positioning and business mix, we no longer feel that the risk/reward profile of its stock is appealing. Honeywell’s stock had been a strong relative performer during the first half of the Reporting Period and reached our base upside price target.

We eliminated the Fund’s position in consumer products company General Mills and used the proceeds to take a position in beverages company Anheuser-Busch InBev. We saw fewer near-term catalysts for General Mills’ stock and believe that changing consumer preferences, such as the shift toward Greek yogurt, could create headwinds for the company.

We trimmed the Fund’s position in health care company Merck following strong performance in its stock during the second half of 2011. Though we remain positive on Merck’s recurring revenue business model, extensive global footprint and emphasis on cash return to shareholders, we see fewer near-term catalysts for the stock. As a result, we adjusted the Fund’s position size and reallocated part of the proceeds to Johnson & Johnson where we see improving medical device utilization and an improving consumer business as catalysts for its stock.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy and utilities increased and its allocations to information technology and financials decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the S&P 500 Index in consumer discretionary, information technology and telecommunication services. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in industrials, materials and consumer staples and was rather neutrally weighted to the S&P 500 Index in energy, financials, health care and utilities.

FUND BASICS

U.S. Equity Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	16.37%	17.95%
Class C	15.45	17.95
Institutional	16.71	17.95
Class IR	16.52	17.95
Class R	16.02	17.95

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-5.43%	5.21%	11/30/09
Class C	-1.59	6.72	11/30/09
Institutional	0.54	7.98	11/30/09
Class IR	0.35	7.78	11/30/09
Class R	-0.13	7.25	11/30/09

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	4.88%
Class C	1.93	5.63
Institutional	0.78	4.48
Class IR	0.93	4.63
Class R	1.43	5.13

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.8%	Computers & Peripherals
General Electric Co.	4.2	Industrial Conglomerates
Exxon Mobil Corp.	3.7	Oil, Gas & Consumable Fuels
The Procter & Gamble Co.	2.8	Household Products
JPMorgan Chase & Co.	2.7	Diversified Financial Services
Microsoft Corp.	2.7	Software
Google, Inc. Class A	2.7	Internet Software & Services
Johnson & Johnson	2.6	Pharmaceuticals
The Boeing Co.	2.4	Aerospace & Defense
PepsiCo., Inc.	2.3	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2009 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	16.37%	8.64%
Including sales charges	10.02%	6.44%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	15.45%	7.79%
Including contingent deferred sales charges	14.44%	7.79%

Institutional (Commenced November 30, 2009)	16.71%	9.06%

Class IR (Commenced November 30, 2009)	16.52%	8.87%

Class R (Commenced November 30, 2009)	16.02%	8.35%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 2.8%
309,408	Honeywell International, Inc.	$18,084,898
80,590	The Boeing Co.	5,754,126

		23,839,024

Beverages – 2.0%
79,673	Diageo PLC ADR	8,701,885
116,166	PepsiCo., Inc.	8,413,903

		17,115,788

Biotechnology* – 3.1%
121,536	Celgene Corp.	8,755,453
215,153	Gilead Sciences, Inc.	12,412,177
91,805	Vertex Pharmaceuticals, Inc.	4,895,961

		26,063,591

Capital Markets – 0.7%
91,589	T. Rowe Price Group, Inc.	5,627,228

Chemicals – 2.8%
98,206	Ecolab, Inc.	6,288,130
49,305	Monsanto Co.	4,294,959
128,493	Praxair, Inc.	13,556,011

		24,139,100

Communications Equipment – 2.9%
406,108	QUALCOMM, Inc.	24,959,398

Computers & Peripherals – 10.3%
117,612	Apple, Inc.	78,240,207
271,529	NetApp, Inc.*	9,373,181

		87,613,388

Construction & Engineering* – 0.3%
105,753	Quanta Services, Inc.	2,538,072

Consumer Finance – 1.1%
163,714	American Express Co.	9,544,526

Diversified Financial Services – 3.4%
203,768	CME Group, Inc.	11,186,863
65,797	IntercontinentalExchange, Inc.*	8,994,450
242,970	MSCI, Inc. Class A*	8,523,388

		28,704,701

Electrical Equipment – 1.2%
63,877	Rockwell Automation, Inc.	4,602,977
58,302	Roper Industries, Inc.	5,992,862

		10,595,839

Electronic Equipment, Instruments & Components – 1.3%
175,377	Amphenol Corp. Class A	10,675,198

Energy Equipment & Services – 3.9%
330,203	Halliburton Co.	10,817,450
51,323	National-Oilwell Varco, Inc.	4,044,253
247,926	Schlumberger Ltd.	17,944,884

		32,806,587

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 2.9%
165,326	Costco Wholesale Corp.	$16,180,456
116,706	Wal-Mart Stores, Inc.	8,472,855

		24,653,311

Health Care Equipment & Supplies – 2.8%
87,407	C.R. Bard, Inc.	8,575,501
137,179	CareFusion Corp.*	3,603,692
8,536	Intuitive Surgical, Inc.*	4,197,920
195,111	St. Jude Medical, Inc.	7,367,391

		23,744,504

Health Care Providers & Services* – 1.2%
87,893	Express Scripts Holding Co.	5,503,860
66,861	Henry Schein, Inc.	5,135,593

		10,639,453

Hotels, Restaurants & Leisure – 3.8%
20,936	Chipotle Mexican Grill, Inc.*	6,042,967
173,356	Las Vegas Sands Corp.	7,348,561
206,468	Marriott International, Inc. Class A	7,779,714
69,915	McDonald’s Corp.	6,256,693
72,851	Yum! Brands, Inc.	4,642,066

		32,070,001

Household Products – 2.7%
115,905	Church & Dwight Co., Inc.	6,344,640
81,543	Colgate-Palmolive Co.	8,668,836
121,016	The Procter & Gamble Co.	8,131,065

		23,144,541

Industrial Conglomerates – 1.4%
139,686	Danaher Corp.	7,482,979
208,241	General Electric Co.	4,312,671

		11,795,650

Internet & Catalog Retail* – 3.3%
76,288	Amazon.com, Inc.	18,936,970
14,884	Priceline.com, Inc.	8,998,420

		27,935,390

Internet Software & Services* – 5.8%
68,674	Equinix, Inc.	13,573,416
178,612	Facebook, Inc. Class A	3,229,305
47,815	Google, Inc. Class A	32,757,578

		49,560,299

IT Services – 5.2%
128,425	Cognizant Technology Solutions Corp. Class A*	8,255,159
92,898	International Business Machines Corp.	18,101,175
27,556	MasterCard, Inc. Class A	11,653,433
93,808	VeriFone Systems, Inc.*	3,258,890
172,897	Western Union Co.	3,044,716

		44,313,373

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – 1.2%
145,684	Agilent Technologies, Inc.	$5,413,617
78,916	Thermo Fisher Scientific, Inc.	4,525,833

		9,939,450

Machinery – 0.9%
50,320	Caterpillar, Inc.	4,293,806
85,110	Eaton Corp.	3,806,119

		8,099,925

Media – 2.7%
87,909	Discovery Communications, Inc. Class A*	4,820,930
146,130	Scripps Networks Interactive Class A	8,636,283
193,535	Viacom, Inc. Class B	9,678,685

		23,135,898

Multiline Retail – 0.6%
74,430	Family Dollar Stores, Inc.	4,736,725

Oil, Gas & Consumable Fuels – 1.7%
89,044	Occidental Petroleum Corp.	7,569,631
48,451	Pioneer Natural Resources Co.	4,717,189
82,517	Southwestern Energy Co.*	2,568,754

		14,855,574

Personal Products – 1.1%
198,105	Avon Products, Inc.	3,060,722
108,165	The Estee Lauder Cos., Inc. Class A	6,484,492

		9,545,214

Pharmaceuticals – 5.1%
271,292	Abbott Laboratories	17,780,478
59,218	Johnson & Johnson	3,993,070
163,614	Sanofi ADR	6,699,993
77,734	Shire PLC ADR	7,038,036
192,701	Teva Pharmaceutical Industries Ltd. ADR	7,627,106

		43,138,683

Real Estate Investment Trusts – 2.4%
293,180	American Tower Corp.	20,639,872

Real Estate Management & Development* – 1.4%
707,325	CBRE Group, Inc. Class A	12,243,796

Semiconductors & Semiconductor Equipment – 1.4%
343,769	Xilinx, Inc.	11,657,207

Software – 6.2%
59,873	Citrix Systems, Inc.*	4,651,533
729,770	Microsoft Corp.	22,491,511
551,387	Oracle Corp.	17,451,399
57,778	Salesforce.com, Inc.*	8,388,210

		52,982,653

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 2.0%
88,038	PetSmart, Inc.	$6,243,655
288,417	Urban Outfitters, Inc.*	10,827,174

		17,070,829

Textiles, Apparel & Luxury Goods – 3.6%
43,107	Lululemon Athletica, Inc.*	2,810,145
165,278	NIKE, Inc. Class B	16,091,466
123,476	PVH Corp.	11,594,397

		30,496,008

Tobacco – 2.2%
210,491	Philip Morris International, Inc.	18,796,846

Wireless Telecommunication Services* – 2.0%
282,102	SBA Communications Corp. Class A	16,864,058

TOTAL COMMON STOCKS
(Cost $585,217,636)		$846,281,700

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$5,700,000	0.197%	09/04/12	$5,700,000
(Cost $5,700,000)

TOTAL INVESTMENTS – 100.1%
(Cost $590,917,636)			$851,981,700

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(837,158)

NET ASSETS – 100.0%			$851,144,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 100.0%
Aerospace & Defense – 1.4%
36,326	Honeywell International, Inc.	$2,123,255

Beverages – 2.5%
51,513	PepsiCo., Inc.	3,731,087

Capital Markets – 1.5%
50,260	Northern Trust Corp.	2,334,074

Chemicals – 2.8%
40,808	Praxair, Inc.	4,305,244

Communications Equipment – 5.8%
142,807	QUALCOMM, Inc.	8,776,918

Computers & Peripherals – 12.5%
22,547	Apple, Inc.	14,999,166
116,183	NetApp, Inc.*	4,010,637

		19,009,803

Consumer Finance – 3.4%
87,948	American Express Co.	5,127,368

Diversified Financial Services – 2.7%
75,935	CME Group, Inc.	4,168,832

Energy Equipment & Services – 6.7%
84,781	Halliburton Co.	2,777,425
102,552	Schlumberger Ltd.	7,422,714

		10,200,139

Food & Staples Retailing – 3.6%
56,298	Costco Wholesale Corp.	5,509,885

Health Care Equipment & Supplies – 1.5%
60,717	St. Jude Medical, Inc.	2,292,674

Hotels, Restaurants & Leisure – 4.6%
5,107	Chipotle Mexican Grill, Inc.*	1,474,084
38,668	Las Vegas Sands Corp.	1,639,137
101,159	Marriott International, Inc. Class A	3,811,671

		6,924,892

Household Products – 2.6%
58,616	The Procter & Gamble Co.	3,938,409

Internet & Catalog Retail* – 2.9%
11,468	Amazon.com, Inc.	2,846,702
2,619	Priceline.com, Inc.	1,583,369

		4,430,071

Internet Software & Services* – 10.3%
25,021	Equinix, Inc.	4,945,401
44,853	Facebook, Inc. Class A	810,942
14,346	Google, Inc. Class A	9,828,301

		15,584,644

IT Services – 2.5%
9,001	MasterCard, Inc. Class A	3,806,523

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 0.9%
24,041	Devon Energy Corp.	$1,390,291

Personal Products – 0.7%
68,249	Avon Products, Inc.	1,054,447

Pharmaceuticals – 4.8%
70,310	Abbott Laboratories	4,608,117
68,093	Teva Pharmaceutical Industries Ltd. ADR	2,695,121

		7,303,238

Real Estate Investment Trusts – 5.6%
121,590	American Tower Corp.	8,559,936

Real Estate Management & Development* – 2.9%
251,451	CBRE Group, Inc. Class A	4,352,617

Semiconductors & Semiconductor Equipment – 2.6%
116,229	Xilinx, Inc.	3,941,325

Software – 4.1%
122,477	Oracle Corp.	3,876,397
16,514	Salesforce.com, Inc.*	2,397,503

		6,273,900

Specialty Retail* – 2.8%
114,175	Urban Outfitters, Inc.	4,286,130

Textiles, Apparel & Luxury Goods – 4.7%
46,822	NIKE, Inc. Class B	4,558,590
28,219	PVH Corp.	2,649,764

		7,208,354

Wireless Telecommunication Services* – 3.6%
87,006	Crown Castle International Corp.	5,521,401

TOTAL INVESTMENTS – 100.0%
(Cost $102,009,719)		$152,155,457

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		34,841

NET ASSETS – 100.0%		$152,190,298

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR—American Depositary Receipt

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 100.2%
Aerospace & Defense – 1.6%
3,687	Honeywell International, Inc.	$215,505

Auto Components* – 0.3%
3,391	Amerigon, Inc.	40,251

Beverages – 2.7%
1,443	Diageo PLC ADR	157,605
2,733	PepsiCo., Inc.	197,951

		355,556

Biotechnology* – 1.2%
1,757	Gilead Sciences, Inc.	101,361
1,072	Vertex Pharmaceuticals, Inc.	57,170

		158,531

Capital Markets – 2.6%
4,176	Evercore Partners, Inc. Class A	103,147
3,948	Lazard Ltd. Class A	112,478
2,840	Northern Trust Corp.	131,890

		347,515

Chemicals – 3.2%
831	Airgas, Inc.	69,031
1,050	Ecolab, Inc.	67,232
1,608	International Flavors & Fragrances, Inc.	97,316
1,805	Praxair, Inc.	190,427

		424,006

Commercial Banks – 1.8%
7,209	Eagle Bancorp, Inc.*	122,841
3,508	First Republic Bank	114,677

		237,518

Commercial Services & Supplies – 1.3%
5,687	Healthcare Services Group, Inc.	120,394
3,114	Ritchie Bros. Auctioneers, Inc.	58,107

		178,501

Communications Equipment – 3.3%
7,147	QUALCOMM, Inc.	439,255

Computers & Peripherals – 10.4%
1,831	Apple, Inc.	1,218,054
4,769	NetApp, Inc.*	164,626

		1,382,680

Construction & Engineering* – 0.5%
2,791	Quanta Services, Inc.	66,984

Consumer Finance – 1.3%
2,994	American Express Co.	174,550

Diversified Consumer Services* – 1.2%
3,003	Coinstar, Inc.	153,513

Shares	Description	Value

Common Stocks – (continued)
Diversified Financial Services – 2.0%
1,595	CME Group, Inc.	$87,565
653	IntercontinentalExchange, Inc.*	89,265
2,659	MSCI, Inc. Class A*	93,278

		270,108

Diversified Telecommunication Services* – 1.0%
5,436	TW telecom, Inc.	136,715

Electrical Equipment – 1.1%
1,037	Rockwell Automation, Inc.	74,726
652	Roper Industries, Inc.	67,019

		141,745

Electronic Equipment, Instruments & Components – 1.4%
2,326	Amphenol Corp. Class A	141,584
4,279	RealD, Inc.*	42,405

		183,989

Energy Equipment & Services – 3.9%
4,809	Halliburton Co.	157,543
4,928	Schlumberger Ltd.	356,689

		514,232

Food & Staples Retailing – 2.0%
2,763	Costco Wholesale Corp.	270,415

Food Products* – 0.6%
1,657	TreeHouse Foods, Inc.	86,081

Health Care Equipment & Supplies – 2.6%
1,281	C.R. Bard, Inc.	125,679
3,903	CareFusion Corp.*	102,532
3,166	St. Jude Medical, Inc.	119,548

		347,759

Health Care Providers & Services* – 1.3%
3,540	ExamWorks Group, Inc.	44,569
1,704	Henry Schein, Inc.	130,884

		175,453

Hotels, Restaurants & Leisure – 1.9%
185	Chipotle Mexican Grill, Inc.*	53,398
3,158	Marriott International, Inc. Class A	118,993
1,187	Yum! Brands, Inc.	75,636

		248,027

Household Durables – 1.0%
7,646	Newell Rubbermaid, Inc.	137,093

Household Products – 1.5%
1,026	Church & Dwight Co., Inc.	56,163
2,095	The Procter & Gamble Co.	140,763

		196,926

Industrial Conglomerates – 0.8%
1,903	Danaher Corp.	101,944

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Internet & Catalog Retail* – 3.5%
1,328	Amazon.com, Inc.	$329,650
234	Priceline.com, Inc.	141,469

		471,119

Internet Software & Services* – 6.9%
985	Equinix, Inc.	194,685
3,445	Facebook, Inc. Class A	62,286
708	Google, Inc. Class A	485,044
2,830	Rackspace Hosting, Inc.	169,743

		911,758

IT Services – 2.3%
5,165	InterXion Holding NV*	98,600
489	MasterCard, Inc. Class A	206,798

		305,398

Life Sciences Tools & Services – 0.8%
3,005	Agilent Technologies, Inc.	111,666

Machinery – 1.6%
1,242	IDEX Corp.	49,506
4,475	Kennametal, Inc.	164,859

		214,365

Media – 2.9%
1,434	Discovery Communications, Inc. Class A*	78,641
7,262	Pandora Media, Inc.*	87,071
2,335	Scripps Networks Interactive Class A	137,998
1,602	Viacom, Inc. Class B	80,116

		383,826

Multiline Retail – 1.0%
1,326	Dollar General Corp.*	67,719
1,009	Family Dollar Stores, Inc.	64,213

		131,932

Oil, Gas & Consumable Fuels – 2.9%
1,498	Devon Energy Corp.	86,629
767	Occidental Petroleum Corp.	65,203
1,080	Pioneer Natural Resources Co.	105,149
1,898	Southwestern Energy Co.*	59,085
1,518	Whiting Petroleum Corp.*	67,581

		383,647

Personal Products – 0.4%
3,066	Avon Products, Inc.	47,370

Pharmaceuticals – 3.7%
4,047	Abbott Laboratories	265,240
2,932	Sagent Pharmaceuticals, Inc.*	42,397
726	Shire PLC ADR	65,732
2,832	Teva Pharmaceutical Industries Ltd. ADR	112,091

		485,460

Real Estate Investment Trusts – 1.8%
3,473	American Tower Corp.	244,499

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development* – 1.4%
10,451	CBRE Group, Inc. Class A	$180,907

Semiconductors & Semiconductor Equipment – 2.3%
1,290	Hittite Microwave Corp.*	67,557
1,817	Linear Technology Corp.	60,007
5,185	Xilinx, Inc.	175,823

		303,387

Software – 7.0%
932	Citrix Systems, Inc.*	72,407
2,024	MICROS Systems, Inc.*	102,536
11,140	Microsoft Corp.	343,335
7,370	Oracle Corp.	233,261
1,208	Salesforce.com, Inc.*	175,377

		926,916

Specialty Retail – 3.0%
1,924	Dick’s Sporting Goods, Inc.	95,738
1,760	PetSmart, Inc.	124,819
4,585	Urban Outfitters, Inc.*	172,121

		392,678

Textiles, Apparel & Luxury Goods – 4.4%
1,083	Carter’s, Inc.*	60,334
1,811	Deckers Outdoor Corp.*	89,680
926	Lululemon Athletica, Inc.*	60,366
1,944	NIKE, Inc. Class B	189,268
1,962	PVH Corp.	184,232

		583,880

Wireless Telecommunication Services* – 1.8%
4,033	SBA Communications Corp. Class A	241,093

TOTAL INVESTMENTS – 100.2%
(Cost $10,132,167)		$13,304,753

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(24,613)

NET ASSETS – 100.0%		$13,280,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 97.2%
Capital Markets – 4.3%
3,244	Northern Trust Corp.	$150,651

Chemicals – 2.7%
904	Praxair, Inc.	95,372

Communications Equipment – 6.2%
3,518	QUALCOMM, Inc.	216,216

Computers & Peripherals – 10.1%
529	Apple, Inc.	351,912

Consumer Finance – 4.6%
2,738	American Express Co.	159,625

Diversified Financial Services – 4.2%
2,670	CME Group, Inc.	146,583

Energy Equipment & Services – 8.5%
4,855	Halliburton Co.	159,050
1,909	Schlumberger Ltd.	138,173

		297,223

Food & Staples Retailing – 5.5%
1,955	Costco Wholesale Corp.	191,336

Hotels, Restaurants & Leisure – 2.5%
2,326	Marriott International, Inc. Class A	87,644

Internet Software & Services* – 11.7%
841	Equinix, Inc.	166,224
354	Google, Inc. Class A	242,522

		408,746

IT Services – 2.7%
224	MasterCard, Inc. Class A	94,730

Real Estate Investment Trusts – 7.1%
3,517	American Tower Corp.	247,597

Real Estate Management & Development* – 5.1%
10,204	CBRE Group, Inc. Class A	176,631

Semiconductors & Semiconductor Equipment – 3.6%
3,734	Xilinx, Inc.	126,620

Specialty Retail* – 3.3%
3,010	Urban Outfitters, Inc.	112,995

Textiles, Apparel & Luxury Goods – 10.3%
1,873	NIKE, Inc. Class B	182,355
1,861	PVH Corp.	174,748

		357,103

Wireless Telecommunication Services* – 4.8%
2,810	SBA Communications Corp. Class A	167,982

TOTAL COMMON STOCKS
(Cost $3,019,414)		$3,388,966

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.9%
Repurchase Agreement – 2.9%
Joint Repurchase Agreement Account II
$100,000	0.197%	09/04/12	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.1%
(Cost $3,119,414)			$3,488,966

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(3,466)

NET ASSETS – 100.0%			$3,485,500

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 98.8%
Air Freight & Logistics – 0.6%
447,852	C.H. Robinson Worldwide, Inc.	$25,352,902

Biotechnology* – 2.8%
269,076	Alexion Pharmaceuticals, Inc.	28,847,638
661,472	ARIAD Pharmaceuticals, Inc.	13,599,864
527,350	BioMarin Pharmaceutical, Inc.	19,691,249
210,751	Cepheid, Inc.	7,953,743
844,137	Vertex Pharmaceuticals, Inc.	45,017,826

		115,110,320

Capital Markets – 4.1%
1,820,607	Lazard Ltd. Class A	51,869,094
1,415,655	Northern Trust Corp.	65,743,018
869,996	T. Rowe Price Group, Inc.	53,452,554

		171,064,666

Chemicals – 4.3%
832,668	Airgas, Inc.	69,169,731
904,073	Ecolab, Inc.	57,887,794
867,706	International Flavors & Fragrances, Inc.	52,513,567

		179,571,092

Commercial Banks – 1.6%
2,064,659	First Republic Bank	67,493,703

Commercial Services & Supplies – 1.2%
2,668,225	Ritchie Bros. Auctioneers, Inc.	49,789,078

Communications Equipment* – 0.6%
1,544,734	Juniper Networks, Inc.	26,940,161

Computers & Peripherals* – 1.5%
1,757,890	NetApp, Inc.	60,682,363

Construction & Engineering* – 1.6%
2,760,826	Quanta Services, Inc.	66,259,824

Consumer Finance – 1.0%
2,650,696	SLM Corp.	41,748,462

Diversified Consumer Services* – 1.6%
1,290,362	Coinstar, Inc.	65,963,305

Diversified Financial Services* – 3.5%
500,695	IntercontinentalExchange, Inc.	68,445,007
2,153,627	MSCI, Inc. Class A	75,549,235

		143,994,242

Diversified Telecommunication Services* – 1.9%
3,057,088	TW telecom, Inc.	76,885,763

Electrical Equipment – 2.0%
511,072	Rockwell Automation, Inc.	36,827,848
433,221	Roper Industries, Inc.	44,530,787

		81,358,635

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.6%
1,315,410	Amphenol Corp. Class A	$80,069,007
2,733,653	RealD, Inc.*(a)	27,090,501

		107,159,508

Energy Equipment & Services – 3.4%
1,182,927	Cameron International Corp.*	64,717,936
273,660	Core Laboratories NV	33,438,515
618,035	Dril-Quip, Inc.*	43,287,172

		141,443,623

Food Products* – 1.8%
447,842	The Hain Celestial Group, Inc.	30,896,620
801,379	TreeHouse Foods, Inc.	41,631,639

		72,528,259

Health Care Equipment & Supplies – 5.7%
868,618	C.R. Bard, Inc.	85,220,112
2,198,390	CareFusion Corp.*	57,751,705
403,120	Edwards Lifesciences Corp.*	41,162,583
1,341,234	St. Jude Medical, Inc.	50,644,996

		234,779,396

Health Care Providers & Services* – 2.2%
864,539	Henry Schein, Inc.	66,405,240
734,665	HMS Holdings Corp.	25,316,556

		91,721,796

Hotels, Restaurants & Leisure – 3.3%
124,708	Chipotle Mexican Grill, Inc.*	35,995,717
862,489	Dunkin’ Brands Group, Inc.	25,124,305
1,949,183	Marriott International, Inc. Class A	73,445,215

		134,565,237

Household Durables – 1.4%
3,157,772	Newell Rubbermaid, Inc.	56,618,852

Household Products – 1.0%
780,366	Church & Dwight Co., Inc.	42,717,235

Internet Software & Services* – 4.2%
465,382	Equinix, Inc.	91,982,752
1,376,970	Rackspace Hosting, Inc.	82,590,661

		174,573,413

IT Services* – 3.5%
540,781	Cognizant Technology Solutions Corp. Class A	34,761,403
1,166,969	FleetCor Technologies, Inc.	50,389,721
2,018,780	Genpact Ltd.	36,842,735
637,944	VeriFone Systems, Inc.	22,162,175

		144,156,034

Life Sciences Tools & Services – 2.5%
2,048,059	Agilent Technologies, Inc.	76,105,872
168,888	Mettler-Toledo International, Inc.*	27,885,098

		103,990,970

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – 2.6%
855,792	Graco, Inc.	$42,276,125
1,734,914	Kennametal, Inc.	63,914,232

		106,190,357

Media – 3.1%
683,086	Discovery Communications, Inc. Class A*	37,460,436
2,637,587	Pandora Media, Inc.*	31,624,668
1,017,796	Scripps Networks Interactive Class A	60,151,744

		129,236,848

Multiline Retail – 1.8%
1,150,185	Family Dollar Stores, Inc.	73,197,773

Oil, Gas & Consumable Fuels – 2.9%
538,874	Pioneer Natural Resources Co.	52,464,773
872,251	Southwestern Energy Co.*	27,153,173
947,136	Whiting Petroleum Corp.*	42,166,495

		121,784,441

Personal Products – 0.6%
441,960	The Estee Lauder Cos., Inc. Class A	26,495,502

Pharmaceuticals – 0.9%
390,470	Shire PLC ADR	35,353,154

Real Estate Management & Development* – 2.0%
4,842,463	CBRE Group, Inc. Class A	83,823,034

Semiconductors & Semiconductor Equipment – 4.4%
1,173,883	Altera Corp.	43,821,052
1,151,242	Linear Technology Corp.	38,019,767
2,214,569	NVIDIA Corp.*	31,070,403
2,097,840	Xilinx, Inc.	71,137,755

		184,048,977

Software* – 4.0%
612,499	Citrix Systems, Inc.	47,585,048
1,080,864	MICROS Systems, Inc.	54,756,570
436,100	Salesforce.com, Inc.	63,312,998

		165,654,616

Specialty Retail – 7.1%
660,913	Bed Bath & Beyond, Inc.*	44,393,526
898,832	Dick’s Sporting Goods, Inc.	44,725,880
1,297,629	PetSmart, Inc.	92,027,849
551,198	Tiffany & Co.	34,146,716
2,072,963	Urban Outfitters, Inc.*	77,819,031

		293,113,002

Textiles, Apparel & Luxury Goods – 4.7%
1,145,322	Deckers Outdoor Corp.*	56,716,345
489,449	Lululemon Athletica, Inc.*	31,907,180
1,119,623	PVH Corp.	105,132,600

		193,756,125

Shares	Description	Value

Common Stocks – (continued)
Wireless Telecommunication Services* – 4.8%
1,095,868	Crown Castle International Corp.	$69,543,783
2,160,920	SBA Communications Corp. Class A	129,179,798

		198,723,581

TOTAL COMMON STOCKS
(Cost $3,319,963,756)		$4,087,846,249

Exchange Traded Fund – 0.5%
338,500	iShares Russell Midcap Growth Index Fund	$20,719,585
(Cost $20,662,038)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.1%
Repurchase Agreement – 1.1%
Joint Repurchase Agreement Account II
$46,800,000	0.197%	09/04/12	$46,800,000
(Cost $46,800,000)

TOTAL INVESTMENTS – 100.4%
(Cost $3,387,425,794)			$4,155,365,834

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(16,249,351)

NET ASSETS – 100.0%			$4,139,116,483

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 97.3%
Aerospace & Defense* – 0.7%
247,903	Aerovironment, Inc.	$5,914,966

Auto Components* – 0.7%
488,285	Amerigon, Inc.	5,795,943

Biotechnology* – 4.7%
134,341	ARIAD Pharmaceuticals, Inc.	2,762,051
204,729	BioMarin Pharmaceutical, Inc.	7,644,581
191,380	Cepheid, Inc.	7,222,681
226,864	Durata Therapeutics, Inc.	1,944,225
276,242	Incyte Corp.	5,527,602
565,010	NPS Pharmaceuticals, Inc.	4,305,376
115,353	Synageva BioPharma Corp.	5,763,036
91,339	Vertex Pharmaceuticals, Inc.	4,871,109

		40,040,661

Capital Markets – 2.8%
594,487	Evercore Partners, Inc. Class A	14,683,829
325,536	Lazard Ltd. Class A	9,274,521

		23,958,350

Chemicals – 3.2%
135,196	Airgas, Inc.	11,230,732
227,063	American Vanguard Corp.	6,680,193
155,134	International Flavors & Fragrances, Inc.	9,388,710

		27,299,635

Commercial Banks – 2.8%
559,843	Eagle Bancorp, Inc.*	9,539,725
289,599	First Republic Bank	9,466,991
323,852	Popular, Inc.*	5,129,816

		24,136,532

Commercial Services & Supplies – 3.5%
724,880	Healthcare Services Group, Inc.	15,345,710
591,634	Ritchie Bros. Auctioneers, Inc.	11,039,890
40,766	Stericycle, Inc.*	3,730,904

		30,116,504

Communications Equipment* – 0.6%
964,983	Calix, Inc.	5,124,060

Construction & Engineering* – 1.6%
568,156	Quanta Services, Inc.	13,635,744

Consumer Finance – 0.5%
270,892	SLM Corp.	4,266,549

Diversified Consumer Services* – 1.6%
261,865	Coinstar, Inc.	13,386,539

Diversified Financial Services* – 2.1%
419,733	MSCI, Inc. Class A	14,724,233
329,101	RLJ Acquisition, Inc.	3,251,518

		17,975,751

Shares	Description	Value

Common Stocks – (continued)
Diversified Telecommunication Services* – 1.9%
647,175	TW telecom, Inc.	$16,276,451

Electrical Equipment – 1.0%
80,307	Roper Industries, Inc.	8,254,756

Electronic Equipment, Instruments & Components – 3.3%
195,467	Amphenol Corp. Class A	11,898,076
150,021	IPG Photonics Corp.*	9,224,791
691,214	RealD, Inc.*	6,849,931

		27,972,798

Energy Equipment & Services – 2.7%
72,116	Core Laboratories NV	8,811,854
206,788	Dril-Quip, Inc.*	14,483,432

		23,295,286

Food & Staples Retailing* – 0.7%
367,554	The Chefs’ Warehouse, Inc.	5,649,305

Food Products* – 2.0%
128,231	The Hain Celestial Group, Inc.	8,846,656
160,966	TreeHouse Foods, Inc.	8,362,184

		17,208,840

Health Care Equipment & Supplies* – 2.4%
371,411	CareFusion Corp.	9,756,967
306,111	DexCom, Inc.	4,071,276
76,960	Given Imaging Ltd.	1,044,347
310,567	Tornier NV	5,565,361

		20,437,951

Health Care Providers & Services* – 4.6%
359,711	Acadia Healthcare Co., Inc.	6,899,257
561,024	ExamWorks Group, Inc.	7,063,292
167,285	Henry Schein, Inc.	12,849,161
145,200	HMS Holdings Corp.	5,003,592
103,002	MEDNAX, Inc.	7,135,979

		38,951,281

Health Care Technology* – 0.6%
316,374	MedAssets, Inc.	5,400,504

Hotels, Restaurants & Leisure – 1.5%
215,873	Dunkin’ Brands Group, Inc.	6,288,380
389,058	Texas Roadhouse, Inc.	6,680,126

		12,968,506

Household Durables – 1.5%
709,986	Newell Rubbermaid, Inc.	12,730,049

Household Products – 0.5%
78,978	Church & Dwight Co., Inc.	4,323,256

Internet Software & Services* – 4.3%
91,817	Equinix, Inc.	18,147,630
299,765	Rackspace Hosting, Inc.	17,979,905

		36,127,535

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services* – 4.3%
271,989	FleetCor Technologies, Inc.	$11,744,485
456,717	Genpact Ltd.	8,335,085
548,184	InterXion Holding NV	10,464,833
161,838	VeriFone Systems, Inc.	5,622,252

		36,166,655

Life Sciences Tools & Services* – 1.4%
23,800	Mettler-Toledo International, Inc.	3,929,618
274,290	PAREXEL International Corp.	7,896,809

		11,826,427

Machinery – 5.4%
174,230	Graco, Inc.	8,606,962
177,376	IDEX Corp.	7,070,207
341,439	Kennametal, Inc.	12,578,613
299,213	Robbins & Myers, Inc.	17,898,922

		46,154,704

Media* – 1.2%
852,114	Pandora Media, Inc.	10,216,847

Oil, Gas & Consumable Fuels* – 4.7%
282,099	Approach Resources, Inc.	8,107,525
846,297	Rex Energy Corp.	10,485,620
208,967	Rosetta Resources, Inc.	8,973,043
269,421	Whiting Petroleum Corp.	11,994,623

		39,560,811

Pharmaceuticals* – 0.6%
356,989	Sagent Pharmaceuticals, Inc.	5,162,061

Real Estate Management & Development* – 1.6%
780,759	CBRE Group, Inc. Class A	13,514,938

Road & Rail* – 1.0%
461,604	Roadrunner Transportation Systems, Inc.	8,068,838

Semiconductors & Semiconductor Equipment – 5.6%
262,826	Cavium, Inc.*	8,489,280
230,544	Hittite Microwave Corp.*	12,073,589
459,612	Intermolecular, Inc.*	3,401,129
153,082	Linear Technology Corp.	5,055,533
333,506	NVIDIA Corp.*	4,679,089
473,392	STR Holdings, Inc.*	1,510,120
358,424	Xilinx, Inc.	12,154,158

		47,362,898

Software* – 2.7%
223,275	MICROS Systems, Inc.	11,311,112
209,083	NetSuite, Inc.	11,892,641

		23,203,753

Specialty Retail – 5.5%
178,701	Dick’s Sporting Goods, Inc.	8,892,162
217,012	PetSmart, Inc.	15,390,491

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
195,732	Rue21, Inc.*	$5,541,173
445,781	Urban Outfitters, Inc.*	16,734,618

		46,558,444

Textiles, Apparel & Luxury Goods – 8.2%
242,695	Carter’s, Inc.*	13,520,538
232,442	Deckers Outdoor Corp.*	11,510,528
494,727	Fifth & Pacific Co., Inc.*	6,555,133
71,198	Lululemon Athletica, Inc.*	4,641,398
211,003	PVH Corp.	19,813,182
160,168	Under Armour, Inc. Class A*	9,323,379
95,071	Wolverine World Wide, Inc.	4,471,189

		69,835,347

Wireless Telecommunication Services* – 3.3%
461,280	SBA Communications Corp. Class A	27,575,318

TOTAL COMMON STOCKS
(Cost $681,245,704)		$826,454,793

Exchange Traded Fund – 1.7%
229,300	iShares Russell Midcap Growth Index Fund
(Cost $13,546,356)		$14,035,453

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.3%
Repurchase Agreement – 1.3%
Joint Repurchase Agreement Account II
$11,300,000	0.197%	09/04/12	$11,300,000
(Cost $11,300,000)

TOTAL INVESTMENTS – 100.3%
(Cost $706,092,060)			$851,790,246

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(2,195,071)

NET ASSETS – 100.0%			$849,595,175

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 99.9%
Aerospace & Defense – 1.8%
139,853	Honeywell International, Inc.	$8,174,408

Beverages – 3.2%
56,341	Diageo PLC ADR	6,153,564
115,276	PepsiCo., Inc.	8,349,441

		14,503,005

Biotechnology* – 3.1%
49,478	Celgene Corp.	3,564,395
132,371	Gilead Sciences, Inc.	7,636,483
52,373	Vertex Pharmaceuticals, Inc.	2,793,052

		13,993,930

Capital Markets – 1.8%
105,222	Northern Trust Corp.	4,886,510
48,876	T. Rowe Price Group, Inc.	3,002,941

		7,889,451

Chemicals – 3.0%
57,551	Ecolab, Inc.	3,684,991
92,702	Praxair, Inc.	9,780,061

		13,465,052

Communications Equipment – 4.2%
305,968	QUALCOMM, Inc.	18,804,793

Computers & Peripherals – 10.5%
60,670	Apple, Inc.	40,360,111
199,153	NetApp, Inc.*	6,874,761

		47,234,872

Consumer Finance – 1.9%
145,954	American Express Co.	8,509,118

Diversified Financial Services – 2.4%
134,409	CME Group, Inc.	7,379,054
25,804	IntercontinentalExchange, Inc.*	3,527,407

		10,906,461

Electrical Equipment – 0.9%
55,477	Rockwell Automation, Inc.	3,997,673

Electronic Equipment, Instruments & Components – 1.5%
110,342	Amphenol Corp. Class A	6,716,518

Energy Equipment & Services – 5.2%
196,894	Halliburton Co.	6,450,248
30,854	National-Oilwell Varco, Inc.	2,431,295
198,006	Schlumberger Ltd.	14,331,674

		23,213,217

Food & Staples Retailing – 2.8%
129,626	Costco Wholesale Corp.	12,686,497

Health Care Equipment & Supplies – 1.7%
22,584	C.R. Bard, Inc.	2,215,716
146,200	St. Jude Medical, Inc.	5,520,512

		7,736,228

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 4.1%
10,785	Chipotle Mexican Grill, Inc.*	$3,112,982
90,621	Las Vegas Sands Corp.	3,841,424
170,800	Marriott International, Inc. Class A	6,435,744
28,387	McDonald’s Corp.	2,540,353
39,100	Yum! Brands, Inc.	2,491,452

		18,421,955

Household Products – 1.5%
96,594	The Procter & Gamble Co.	6,490,151

Industrial Conglomerates – 1.5%
127,471	Danaher Corp.	6,828,622

Internet & Catalog Retail* – 3.9%
51,036	Amazon.com, Inc.	12,668,666
7,728	Priceline.com, Inc.	4,672,117

		17,340,783

Internet Software & Services* – 6.9%
42,282	Equinix, Inc.	8,357,037
88,255	Facebook, Inc. Class A	1,595,650
30,372	Google, Inc. Class A	20,807,554

		30,760,241

IT Services – 1.7%
17,732	MasterCard, Inc. Class A	7,498,863

Life Sciences Tools & Services – 0.8%
99,920	Agilent Technologies, Inc.	3,713,027

Machinery – 0.7%
37,294	Caterpillar, Inc.	3,182,297

Media – 2.0%
47,949	Discovery Communications, Inc. Class A*	2,629,523
130,633	Viacom, Inc. Class B	6,532,957

		9,162,480

Multiline Retail – 1.3%
71,278	Dollar General Corp.*	3,640,168
32,696	Family Dollar Stores, Inc.	2,080,773

		5,720,941

Oil, Gas & Consumable Fuels – 1.0%
38,151	Devon Energy Corp.	2,206,272
25,885	Occidental Petroleum Corp.	2,200,484

		4,406,756

Personal Products – 0.7%
196,083	Avon Products, Inc.	3,029,482

Pharmaceuticals – 5.6%
163,040	Abbott Laboratories	10,685,642
31,920	Johnson & Johnson	2,152,366
84,778	Sanofi ADR	3,471,659
41,452	Shire PLC ADR	3,753,064
122,375	Teva Pharmaceutical Industries Ltd. ADR	4,843,602

		24,906,333

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 3.6%
228,803	American Tower Corp.	$16,107,731

Real Estate Management & Development* – 1.6%
409,880	CBRE Group, Inc. Class A	7,095,023

Semiconductors & Semiconductor Equipment – 2.2%
286,111	Xilinx, Inc.	9,702,024

Software – 6.7%
464,694	Microsoft Corp.	14,321,869
292,133	Oracle Corp.	9,246,010
43,258	Salesforce.com, Inc.*	6,280,196

		29,848,075

Specialty Retail* – 1.8%
212,067	Urban Outfitters, Inc.	7,960,995

Textiles, Apparel & Luxury Goods – 4.0%
38,179	Lululemon Athletica, Inc.*	2,488,889
92,019	NIKE, Inc. Class B	8,958,970
69,596	PVH Corp.	6,535,064

		17,982,923

Tobacco – 1.2%
62,427	Philip Morris International, Inc.	5,574,731

Wireless Telecommunication Services* – 3.1%
215,379	Crown Castle International Corp.	13,667,951

TOTAL COMMON STOCKS
(Cost $374,572,236)		$447,232,607

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.5%
Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$2,200,000	0.197%	09/04/12	$2,200,000
(Cost $2,200,000)

TOTAL INVESTMENTS – 100.4%
(Cost $376,772,236)			$449,432,607

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(1,647,471)

NET ASSETS – 100.0%			$447,785,136

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 98.7%
Communications Equipment – 8.0%
470,188	Calix, Inc.*	$2,496,699
405,555	Juniper Networks, Inc.*	7,072,879
314,996	QUALCOMM, Inc.	19,359,654

		28,929,232

Computers & Peripherals – 16.6%
64,556	Apple, Inc.	42,945,233
210,127	EMC Corp.*	5,524,239
328,448	NetApp, Inc.*	11,338,025

		59,807,497

Diversified Consumer Services* – 2.4%
168,849	Coinstar, Inc.	8,631,561

Diversified Financial Services* – 2.0%
52,560	IntercontinentalExchange, Inc.	7,184,952

Diversified Telecommunication Services* – 2.0%
281,770	TW telecom, Inc.	7,086,515

Electronic Equipment, Instruments & Components – 4.5%
145,803	Amphenol Corp. Class A	8,875,028
744,726	RealD, Inc.*	7,380,235

		16,255,263

Internet & Catalog Retail* – 5.7%
52,552	Amazon.com, Inc.	13,044,983
12,237	Priceline.com, Inc.	7,398,123

		20,443,106

Internet Software & Services* – 17.2%
48,856	Equinix, Inc.	9,656,389
319,591	Facebook, Inc. Class A	5,778,205
34,204	Google, Inc. Class A	23,432,818
328,314	Rackspace Hosting, Inc.	19,692,274
166,927	Yandex NV Class A	3,525,498

		62,085,184

IT Services* – 5.6%
84,675	Cognizant Technology Solutions Corp. Class A	5,442,909
447,651	InterXion Holding NV	8,545,658
180,231	VeriFone Systems, Inc.	6,261,225

		20,249,792

Media* – 2.5%
753,360	Pandora Media, Inc.	9,032,786

Real Estate Investment Trusts – 2.7%
139,309	American Tower Corp.	9,807,354

Semiconductors & Semiconductor Equipment – 7.8%
192,577	Altera Corp.	7,188,900
123,908	Cavium, Inc.*	4,002,228
99,610	Hittite Microwave Corp.*	5,216,576

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
248,763	Intermolecular, Inc.*	$1,840,846
292,897	Xilinx, Inc.	9,932,137

		28,180,687

Software – 18.6%
93,733	Citrix Systems, Inc.*	7,282,117
181,470	MICROS Systems, Inc.*	9,193,270
579,916	Microsoft Corp.	17,873,011
131,332	NetSuite, Inc.*	7,470,164
439,195	Oracle Corp.	13,900,522
79,488	Salesforce.com, Inc.*	11,540,068

		67,259,152

Wireless Telecommunication Services* – 3.1%
186,605	SBA Communications Corp. Class A	11,155,247

TOTAL COMMON STOCKS
(Cost $307,606,935)		$356,108,328

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.8%
Repurchase Agreement – 1.8%
Joint Repurchase Agreement Account II
$6,400,000	0.197%	09/04/12	$6,400,000
(Cost $6,400,000)

TOTAL INVESTMENTS – 100.5%
(Cost $314,006,935)			$362,508,328

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(1,652,596)

NET ASSETS – 100.0%			$360,855,732

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 2.7%
1,126	Textron, Inc.	$30,087
3,700	The Boeing Co.	264,180

		294,267

Beverages – 3.3%
1,299	Anheuser-Busch InBev NV ADR	109,350
3,341	PepsiCo., Inc.	241,988

		351,338

Biotechnology* – 3.2%
2,073	Celgene Corp.	149,339
1,805	Gilead Sciences, Inc.	104,130
1,651	Vertex Pharmaceuticals, Inc.	88,048

		341,517

Building Products – 1.3%
9,466	Masco Corp.	134,039

Capital Markets – 0.7%
5,313	Morgan Stanley	79,695

Chemicals – 1.5%
1,510	Praxair, Inc.	159,305

Commercial Banks – 1.3%
5,419	SunTrust Banks, Inc.	136,396

Communications Equipment – 2.7%
2,953	Juniper Networks, Inc.*	51,501
3,905	QUALCOMM, Inc.	240,001

		291,502

Computers & Peripherals – 7.0%
774	Apple, Inc.	514,896
5,488	EMC Corp.*	144,279
2,633	NetApp, Inc.*	90,891

		750,066

Consumer Finance – 1.4%
2,581	American Express Co.	150,472

Diversified Financial Services – 5.3%
20,171	Bank of America Corp.	161,166
2,145	CME Group, Inc.	117,761
7,879	JPMorgan Chase & Co.	292,626

		571,553

Diversified Telecommunication Services – 1.4%
4,102	AT&T, Inc.	150,297

Electric Utilities – 2.3%
2,717	American Electric Power Co., Inc.	116,804
4,510	PPL Corp.	132,278

		249,082

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – 3.9%
5,245	Halliburton Co.	$171,826
2,437	Schlumberger Ltd.	176,390
1,457	Transocean Ltd.	71,437

		419,653

Food & Staples Retailing – 3.5%
2,374	Costco Wholesale Corp.	232,343
4,030	Walgreen Co.	144,113

		376,456

Health Care Providers & Services – 1.0%
1,976	UnitedHealth Group, Inc.	107,297

Hotels, Restaurants & Leisure – 2.4%
222	Chipotle Mexican Grill, Inc.*	64,078
1,937	Marriott International, Inc. Class A	72,986
1,901	Yum! Brands, Inc.	121,132

		258,196

Household Products – 2.8%
4,383	The Procter & Gamble Co.	294,494

Industrial Conglomerates – 4.2%
21,753	General Electric Co.	450,505

Insurance – 3.8%
1,157	Everest Re Group Ltd.	119,935
3,108	Prudential Financial, Inc.	169,417
1,833	The Travelers Cos., Inc.	118,668

		408,020

Internet & Catalog Retail* – 2.7%
788	Amazon.com, Inc.	195,605
151	Priceline.com, Inc.	91,290

		286,895

Internet Software & Services* – 3.1%
2,633	Facebook, Inc. Class A	47,605
418	Google, Inc. Class A	286,367

		333,972

IT Services – 1.2%
304	MasterCard, Inc. Class A	128,562

Media – 1.8%
1,277	DIRECTV*	66,519
1,554	The Walt Disney Co.	76,876
1,058	Viacom, Inc. Class B	52,911

		196,306

Multi-Utilities – 1.2%
2,967	PG&E Corp.	128,798

Multiline Retail* – 0.5%
1,105	Dollar General Corp.	56,432

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments (continued)

August 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 6.8%
3,720	Devon Energy Corp.	$215,128
4,598	Exxon Mobil Corp.	401,405
1,333	Occidental Petroleum Corp.	113,318

		729,851

Pharmaceuticals – 7.2%
3,616	Abbott Laboratories	236,993
4,059	Johnson & Johnson	273,698
2,437	Merck & Co., Inc.	104,913
4,230	Mylan, Inc.*	99,701
2,263	Pfizer, Inc.	53,995

		769,300

Real Estate Investment Trusts – 1.9%
2,900	American Tower Corp.	204,160

Real Estate Management & Development* – 0.8%
4,627	CBRE Group, Inc. Class A	80,093

Semiconductors & Semiconductor Equipment – 2.4%
2,826	Lam Research Corp.*	96,452
4,585	Xilinx, Inc.	155,477

		251,929

Software – 5.6%
2,537	Adobe Systems, Inc.*	79,332
9,376	Microsoft Corp.	288,968
4,617	Oracle Corp.	146,128
559	Salesforce.com, Inc.*	81,156

		595,584

Specialty Retail – 2.7%
3,268	Lowe’s Cos., Inc.	93,073
3,402	Urban Outfitters, Inc.*	127,711
1,608	Williams-Sonoma, Inc.	65,960

		286,744

Textiles, Apparel & Luxury Goods – 2.7%
2,145	NIKE, Inc. Class B	208,837
876	PVH Corp.	82,257

		291,094

Wireless Telecommunication Services* – 2.9%
4,045	SBA Communications Corp. Class A	241,810
13,916	Sprint Nextel Corp.	67,493

		309,303

TOTAL COMMON STOCKS
(Cost $9,258,852)		$10,623,173

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.9%
Repurchase Agreement – 0.9%
Joint Repurchase Agreement Account II
$100,000	0.197%	09/04/12	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.1%
(Cost $9,358,852)			$10,723,173

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(10,133)

NET ASSETS – 100.0%			$10,713,040

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 85.

Investment Abbreviation:
ADR	—American Depositary Receipt

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments

August 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2012, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 4, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$5,700,000	$5,700,125	$5,830,045
Focused Growth	100,000	100,002	102,281
Growth Opportunities	46,800,000	46,801,024	47,867,734
Small/Mid Cap Growth	11,300,000	11,300,247	11,557,808
Strategic Growth	2,200,000	2,200,048	2,250,193
Technology Tollkeeper	6,400,000	6,400,140	6,546,015
U.S. Equity	100,000	100,002	102,281

REPURCHASE AGREEMENTS — At August 31, 2012, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
BNP Paribas Securities Co.	0.200%	$771,835	$13,541	$6,337,170	$1,530,129	$297,901	$866,622	$13,541
Credit Suisse Securities LLC	0.180	1,098,380	19,270	9,018,280	2,177,491	423,936	1,233,269	19,270
Deutsche Bank Securities, Inc.	0.210	445,586	7,817	3,658,497	883,355	171,981	500,307	7,817
JPMorgan Securities LLC	0.200	1,603,042	28,124	13,161,814	3,177,959	618,718	1,799,906	28,124
Wells Fargo Securities LLC	0.200	1,781,157	31,248	14,624,239	3,531,066	687,464	1,999,896	31,248
TOTAL		$5,700,000	$100,000	$46,800,000	$11,300,000	$2,200,000	$6,400,000	$100,000

At August 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.500%	11/01/25 to 09/01/42
Federal National Mortgage Association	2.500 to 7.500	08/01/13 to 03/01/50
Government National Mortgage Association	3.500 to 4.500	04/15/40 to 08/20/42
U.S. Treasury Notes	0.125 to 4.875	09/30/12 to 05/15/21
U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/22

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2012

	Capital Growth Fund	Concentrated Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $590,917,636, $102,009,719, $10,132,167, $3,119,414, $3,318,402,435, $706,092,060, $376,772,236, $314,006,935 and $9,358,852)	$851,981,700	$152,155,457
Investments of affiliated issuers, at value (cost $69,023,359 for Growth Opportunities Fund)	—	—
Cash	95,137	353,948
Receivables:
Dividends and interest	894,404	129,993
Fund shares sold	42,330	113,236
Investments sold	—	—
Reimbursement from investment adviser	—	—
Deferred offering costs	—	—
Other assets	2,600	559
Total assets	853,016,171	152,753,193

Liabilities:
Payables:
Amounts owed to affiliates	948,992	156,143
Fund shares redeemed	749,482	333,246
Investments purchased	—	—
Accrued expenses	173,155	73,506
Total liabilities	1,871,629	562,895

Net Assets:
Paid-in capital	606,474,051	119,755,262
Undistributed net investment income (loss)	628,578	148,729
Accumulated net realized gain (loss)	(17,022,151)	(17,859,431)
Net unrealized gain	261,064,064	50,145,738
NET ASSETS	$851,144,542	$152,190,298
Net Assets:
Class A	$662,127,259	$92,206,534
Class B	27,427,616	394,715
Class C	73,162,419	2,876,884
Institutional	83,465,628	56,117,572
Service	1,071,988	—
Class IR	2,414,778	584,257
Class R	1,474,854	10,336
Total Net Assets	$851,144,542	$152,190,298
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	27,140,187	6,160,620
Class B	1,283,334	28,573
Class C	3,427,319	208,565
Institutional	3,255,465	3,624,505
Service	44,742	—
Class IR	98,441	38,774
Class R	61,104	699
Net asset value, offering and redemption price per share:(a)
Class A	$24.40	$14.97
Class B	21.37	13.81
Class C	21.35	13.79
Institutional	25.64	15.48
Service	23.96	—
Class IR	24.53	15.07
Class R	24.14	14.80

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $25.82, $15.84, $12.15, $12.01, $25.27, $16.42, $12.24, $14.41 and $13.02, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$13,304,753	$3,488,966	$4,128,275,333	$851,790,246	$449,432,607	$362,508,328	$10,723,173
—	—	27,090,501	—	—	—	—
44,787	97,341	69,978	12,518	15,900	34,904	97,426

11,573	1,984	1,669,855	300,767	433,920	135,276	14,509
12	—	8,687,186	1,251,454	116,765	375,203	—
138,401	—	—	—	—	—	1,685
13,820	—	—	—	—	—	8,408
—	112,839	—	—	—	—	—
64	—	12,730	2,678	2,024	1,091	57
13,513,410	3,701,130	4,165,805,583	853,357,663	450,001,216	363,054,802	10,845,258

13,167	70,794	3,893,312	882,020	355,032	503,220	7,949
81,128	—	7,055,722	2,725,496	461,955	656,114	200
66,935	55,953	15,362,674	—	1,307,311	922,336	55,781
72,040	88,883	377,392	154,972	91,782	117,400	68,288
233,270	215,630	26,689,100	3,762,488	2,216,080	2,199,070	132,218

9,226,168	3,123,564	3,204,228,002	684,415,849	362,381,342	322,133,326	9,572,081
(8,978)	5,683	1,007,863	(4,112,255)	1,294,491	(2,665,258)	45,623
890,364	(13,299)	165,940,578	23,593,395	11,448,932	(7,113,729)	(268,985)
3,172,586	369,552	767,940,040	145,698,186	72,660,371	48,501,393	1,364,321
$13,280,140	$3,485,500	$4,139,116,483	$849,595,175	$447,785,136	$360,855,732	$10,713,040

$7,423,462	$34,664	$1,068,187,331	$393,283,837	$181,256,830	$239,355,314	$3,330,733
—	—	12,612,807	4,783,026	1,481,988	8,033,566	—
974,936	11,308	157,900,626	87,184,756	8,279,252	50,682,299	157,830
4,640,243	3,416,812	2,710,809,706	291,636,197	256,389,109	49,237,844	7,141,563
—	—	59,833,505	6,774,264	52,399	10,977,354	—
178,752	11,375	75,701,507	46,777,250	321,333	2,569,355	70,438
62,747	11,341	54,071,001	19,155,845	4,225	—	12,476
$13,280,140	$3,485,500	$4,139,116,483	$849,595,175	$447,785,136	$360,855,732	$10,713,040

646,666	3,053	44,736,890	25,333,263	15,672,569	17,579,842	270,860
—	—	597,794	327,801	140,802	650,829	—
87,914	1,000	7,559,332	5,978,118	785,549	4,106,707	13,011
395,596	300,171	105,913,010	18,282,149	21,361,211	3,432,611	578,119
—	—	2,552,950	441,632	4,522	813,850	—
15,350	1,000	3,129,038	2,974,900	26,763	179,664	5,707
5,522	1,000	2,291,839	1,248,782	367	—	1,015

$11.48	$11.35	$23.88	$15.52	$11.57	$13.62	$12.30
—	—	21.10	14.59	10.53	12.34	—
11.09	11.31	20.89	14.58	10.54	12.34	12.13
11.73	11.38	25.59	15.95	12.00	14.34	12.35
—	—	23.44	15.34	11.59	13.49	—
11.64	11.38	24.19	15.72	12.01	14.30	12.34
11.36	11.34	23.59	15.34	11.53	—	12.29

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2012

	Capital Growth Fund	Concentrated Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $59,817, $25,106, $971, $0, $223,535, $56,262, $38,188, $0 and $1,207)	$11,383,532	$2,458,939
Interest	9,439	1,402
Total investment income	11,392,971	2,460,341

Expenses:
Management fees	9,344,942	1,942,350
Distribution and Service fees(b)	2,691,920	280,670
Transfer Agent fees(b)	1,521,747	232,753
Printing and mailing costs	115,727	46,766
Custody and accounting fees	115,023	52,515
Registration fees	85,666	67,118
Professional fees	77,243	72,111
Trustee fees	17,464	15,647
Service Share fees — Shareholder Administration Plan	2,554	—
Service Share fees — Service Plan	2,554	—
Amortization of offering costs	—	—
Other	31,730	11,862
Total expenses	14,006,570	2,721,792
Less — expense reductions	(3,204,488)	(608,049)
Net expenses	10,802,082	2,113,743
NET INVESTMENT INCOME (LOSS)	590,889	346,598

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $68,664, $12,095, $0, $0, $276,277, $0, $47,881, $45,097 and $0)	96,649,991	20,967,098
Investments — affiliated issuers	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	63,428,264	7,552,943
Investments — affiliated issuers	—	—
Net realized and unrealized gain	160,078,255	28,520,041
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,669,144	$28,866,639

(a)	Commenced operations on January 31, 2012.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	$1,645,422	$318,620	$724,164	$3,714	$1,250,520	$60,538	$137,591	$67,606	$409	$3,672	$1,411
Concentrated Growth	249,321	4,629	26,673	47	189,484	879	5,068	36,345	—	959	18
Flexible Cap Growth	23,199	—	10,115	657	17,632	—	1,922	1,760	—	259	249
Focused Growth	34	—	62	31	26	—	12	617	—	12	12
Growth Opportunities	2,615,019	141,393	1,556,293	223,759	1,987,414	26,865	295,696	1,116,274	22,869	119,208	85,028
Small/Mid Cap Growth	944,606	49,745	809,153	89,975	717,901	9,452	153,739	118,456	2,272	73,336	34,190
Strategic Growth	477,191	15,079	84,556	19	362,665	2,865	16,066	109,572	4	530	7
Technology Tollkeeper	586,766	90,685	511,880	—	445,942	17,230	97,257	20,125	5,268	4,577	—
U.S. Equity	8,095	—	1,428	58	6,152	—	271	2,487	—	184	22

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Flexible Cap Growth Fund	Focused Growth Fund(a)	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$157,858	$18,911	$28,604,416	$4,329,781	$6,149,174	$1,593,052	$182,962
124	69	44,236	12,508	3,685	6,251	193
157,982	18,980	28,648,652	4,342,289	6,152,859	1,599,303	183,155

149,594	15,757	39,540,145	8,221,457	4,750,632	3,608,540	67,940
33,971	127	4,536,464	1,893,479	576,845	1,189,331	9,581
21,822	679	3,653,354	1,109,346	491,709	590,399	9,116
38,303	27,119	481,002	171,802	78,958	124,042	27,388
59,179	20,087	288,296	107,285	83,863	97,733	53,847
58,765	26,951	198,586	125,355	88,204	83,807	61,618
74,497	57,535	81,209	77,511	75,393	75,687	75,088
15,210	7,419	25,338	17,194	16,319	16,063	15,195
—	—	142,929	14,202	29	32,925	—
—	—	142,929	14,202	29	32,925	—
—	110,793	—	—	—	—	—
8,398	11,935	103,516	34,541	11,578	17,735	8,759
459,739	278,402	49,193,768	11,786,374	6,173,559	5,869,187	328,532
(280,723)	(264,956)	(2,595,242)	(1,240,909)	(1,713,036)	(184,164)	(237,670)
179,016	13,446	46,598,526	10,545,465	4,460,523	5,685,023	90,862
(21,034)	5,534	(17,949,874)	(6,203,176)	1,692,336	(4,085,720)	92,293

1,193,798	(13,299)	250,894,434	49,029,178	36,038,433	(6,808,499)	(167,357)
—	—	(7,028,977)	—	—	—	—

667,097	369,552	526,681,310	95,595,374	45,973,656	67,954,046	1,490,650
—	—	(7,719,327)	—	—	—	—
1,860,895	356,253	762,827,440	144,624,552	82,012,089	61,145,547	1,323,293
$1,839,861	$361,787	$744,877,566	$138,421,376	$83,704,425	$57,059,827	$1,415,586

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income (loss)	$590,889	$2,179,223
Net realized gain	96,649,991	169,947,435
Net change in unrealized gain	63,428,264	29,608,159
Net increase in net assets resulting from operations	160,669,144	201,734,817

Distributions to shareholders:
From net investment income
Class A Shares	(1,176,897)	—
Institutional Shares	(843,182)	(1,157,965)
Service Shares	(883)	—
Class IR Shares	(9,608)	—
Class R Shares	(579)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(2,031,149)	(1,157,965)

From share transactions:
Proceeds from sales of shares	66,322,103	102,112,586
Reinvestment of distributions	1,885,834	1,093,150
Cost of shares redeemed	(451,308,864)	(412,259,502)
Net increase (decrease) in net assets resulting from share transactions	(383,100,927)	(309,053,766)
TOTAL INCREASE (DECREASE)	(224,462,932)	(108,476,914)

Net assets:
Beginning of year	1,075,607,474	1,184,084,388
End of year	$851,144,542	$1,075,607,474
Undistributed net investment income (loss)	$628,578	$2,103,548

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$346,598	$329,814	$(21,034)	$(74,199)
20,967,098	11,335,434	1,193,798	1,201,993
7,552,943	27,939,459	667,097	1,693,368
28,866,639	39,604,707	1,839,861	2,821,162

—	—	—	—
(298,715)	(210,114)	—	—
—	—	—	—
(1,459)	(128)	—	—
—	—	—	—

—	—	(622,301)	(772,755)
—	—	(57,805)	(34,763)
—	—	(233,496)	(160,716)
—	—	(6,825)	(2,276)
—	—	(9,321)	(510)
(300,174)	(210,242)	(929,748)	(971,020)

8,892,961	43,599,606	1,930,385	5,939,378
268,022	175,955	901,192	901,104
(124,417,630)	(79,188,732)	(11,557,742)	(6,394,409)
(115,256,647)	(35,413,171)	(8,726,165)	446,073
(86,690,182)	3,981,294	(7,816,052)	2,296,215

238,880,480	234,899,186	21,096,192	18,799,977
$152,190,298	$238,880,480	$13,280,140	$21,096,192
$148,729	$112,465	$(8,978)	$2,956

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

Focused Growth Fund(a)
For the Period Ended August 31, 2012
From operations:
Net investment income (loss)	$5,534
Net realized gain (loss)	(13,299)
Net change in unrealized gain	369,552
Net increase in net assets resulting from operations	361,787

Distributions to shareholders:
From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares	—
Class R Shares	—
Total distributions to shareholders	—

From share transactions:
Proceeds from sales of shares	3,135,328
Reinvestment of distributions	—
Cost of shares redeemed in connection with in-kind transactions	—
Cost of shares redeemed	(11,615)
Net increase (decrease) in net assets resulting from share transactions	3,123,713
TOTAL INCREASE (DECREASE)	3,485,500

Net assets:
Beginning of period	—
End of year	$3,485,500
Undistributed net investment income (loss)	$5,683

(a)	Commenced operations on January 31, 2012.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$(17,949,874)	$(20,642,672)	$(6,203,176)	$(7,992,521)
243,865,457	358,254,607	49,029,178	47,207,165
518,961,983	49,655,770	95,595,374	32,422,352
744,877,566	387,267,705	138,421,376	71,636,996

(64,632,350)	(10,102,700)	(17,429,835)	(6,826,430)
(1,049,756)	(244,405)	(250,616)	(138,992)
(10,894,704)	(1,721,243)	(3,847,394)	(1,255,728)
(165,671,437)	(25,299,102)	(15,419,415)	(5,831,558)
(3,596,434)	(699,985)	(249,049)	(82,680)
(3,529,948)	(181,396)	(1,510,883)	(280,657)
(2,560,779)	(156,695)	(790,187)	(246,367)
(251,935,408)	(38,405,526)	(39,497,379)	(14,662,412)

1,161,792,215	2,201,840,040	254,027,889	594,941,439
177,970,409	27,126,115	32,384,155	11,016,116
—	(27,101,361)	—	—
(1,918,088,425)	(1,574,121,533)	(417,739,214)	(353,223,620)
(578,325,801)	627,743,261	(131,327,170)	252,733,935
(85,383,643)	976,605,440	(32,403,173)	309,708,519

4,224,500,126	3,247,894,686	881,998,348	572,289,829
$4,139,116,483	$4,224,500,126	$849,595,175	$881,998,348
$1,007,863	$841,033	$(4,112,255)	$108,157

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Strategic Growth Fund
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income (loss)	$1,692,336	$2,196,996
Net realized gain (loss)	36,038,433	29,013,473
Net change in unrealized gain	45,973,656	40,421,253
Net increase in net assets resulting from operations	83,704,425	71,631,722

Distributions to shareholders:
From net investment income
Class A Shares	(301,353)	(661,394)
Class C Shares	—	—
Institutional Shares	(1,575,792)	(1,929,021)
Service Shares	(5)	(4)
Class IR Shares	—	(740)
Class R Shares	—	(2)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(1,877,150)	(2,591,161)

From share transactions:
Proceeds from sales of shares	139,830,367	161,562,913
Reinvestment of distributions	1,800,223	2,304,290
Cost of shares redeemed	(246,130,710)	(232,048,853)
Net increase (decrease) in net assets resulting from share transactions	(104,500,120)	(68,181,650)
TOTAL INCREASE (DECREASE)	(22,672,845)	858,911

Net assets:
Beginning of year	470,457,981	469,599,070
End of year	$447,785,136	$470,457,981
Undistributed net investment income (loss)	$1,294,491	$1,491,972

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund		U.S. Equity Fund
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$(4,085,720)	$(5,007,875)	$92,293	$48,632
(6,808,499)	33,359,265	(167,357)	126,527
67,954,046	1,074,018	1,490,650	222,609
57,059,827	29,425,408	1,415,586	397,768

—	—	(10,984)	(1,829)
—	—	—	(24)
—	—	(43,957)	(35,036)
—	—	—	—
—	—	(317)	(943)
—	—	(5)	(8)

—	—	(31,407)	(1,374)
—	—	(1,397)	(169)
—	—	(61,958)	(15,679)
—	—	(905)	(433)
—	—	(110)	(34)
—	—	(151,040)	(55,529)

104,187,444	206,418,133	2,394,132	5,252,104
—	—	97,808	31,917
(173,142,909)	(193,375,188)	(2,489,896)	(1,352,678)
(68,955,465)	13,042,945	2,044	3,931,343
(11,895,638)	42,468,353	1,266,590	4,273,582

372,751,370	330,283,017	9,446,450	5,172,868
$360,855,732	$372,751,370	$10,713,040	$9,446,450
$(2,665,258)	$—	$45,623	$15,257

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$20.49	$0.02	$3.93	$3.95	$(0.04)	$—
2012 - B	18.06	(0.13)	3.44	3.31	—	—
2012 - C	18.03	(0.13)	3.45	3.32	—	—
2012 - Institutional	21.54	0.10	4.12	4.22	(0.12)	—
2012 - Service	20.13	— (c)	3.85	3.85	(0.02)	—
2012 - IR	20.66	0.08	3.93	4.01	(0.14)	—
2012 - R	20.31	(0.03)	3.88	3.85	(0.02)	—
2011 - A	17.68	0.03	2.78	2.81	—	—
2011 - B	15.70	(0.11)	2.47	2.36	—	—
2011 - C	15.68	(0.12)	2.47	2.35	—	—
2011 - Institutional	18.57	0.12	2.91	3.03	(0.06)	—
2011 - Service	17.39	0.01	2.73	2.74	—	—
2011 - IR	17.81	0.31	2.58	2.89	(0.04)	—
2011 - R	17.57	(0.03)	2.77	2.74	—	—
2010 - A	16.95	0.01	0.72	0.73	—	—
2010 - B	15.15	(0.11)	0.66	0.55	—	—
2010 - C	15.14	(0.11)	0.65	0.54	—	—
2010 - Institutional	17.72	0.10	0.75	0.85	—	—
2010 - Service	16.68	(0.01)	0.72	0.71	—	—
2010 - IR	17.02	0.07	0.72	0.79	—	—
2010 - R	16.88	(0.01)	0.70	0.69	—	—
2009 - A	22.40	— (c)	(4.58)	(4.58)	—	(0.87)
2009 - B	20.33	(0.10)	(4.21)	(4.31)	—	(0.87)
2009 - C	20.31	(0.10)	(4.20)	(4.30)	—	(0.87)
2009 - Institutional	23.26	0.06	(4.73)	(4.67)	—	(0.87)
2009 - Service	22.09	(0.02)	(4.52)	(4.54)	—	(0.87)
2009 - IR	22.44	0.03	(4.58)	(4.55)	—	(0.87)
2009 - R	22.37	(0.03)	(4.59)	(4.62)	—	(0.87)
2008 - A	23.73	(0.10)	(0.97)	(1.07)	—	(0.26)
2008 - B	21.73	(0.25)	(0.89)	(1.14)	—	(0.26)
2008 - C	21.70	(0.25)	(0.88)	(1.13)	—	(0.26)
2008 - Institutional	24.54	— (c)	(1.02)	(1.02)	—	(0.26)
2008 - Service	23.43	(0.12)	(0.96)	(1.08)	—	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)	(1.49)	(1.52)	—	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)	(1.49)	(1.59)	—	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$24.40	19.24%	$662,127	1.14%		1.48%		0.09%		55%
21.37	18.27	27,428	1.89		2.23		(0.66)		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55
20.49	15.89	662,256	1.14		1.47		0.13		58
18.06	15.03	38,824	1.89		2.22		(0.61)		58
18.03	14.99	72,314	1.89		2.22		(0.62)		58
21.54	16.33	299,223	0.74		1.07		0.53		58
20.13	15.76	953	1.24		1.57		0.03		58
20.66	16.20	1,472	0.89		1.22		1.64		58
20.31	15.59	567	1.39		1.72		(0.12)		58
17.68	4.31	707,444	1.14		1.47		0.07		31
15.70	3.63	55,429	1.89		2.22		(0.66)		31
15.68	3.57	75,203	1.89		2.22		(0.67)		31
18.57	4.80	344,601	0.74		1.07		0.52		31
17.39	4.26	988	1.24		1.57		(0.03)		31
17.81	4.64	8	0.89		1.22		0.36		31
17.57	4.09	412	1.39		1.72		(0.08)		31
16.95	(19.11)	966,913	1.25		1.48		—	(d)	49
15.15	(19.73)	83,648	2.00		2.23		(0.75)		49
15.14	(19.69)	84,936	2.00		2.23		(0.75)		49
17.72	(18.78)	212,977	0.85		1.08		0.40		49
16.68	(19.17)	1,462	1.35		1.58		(0.13)		49
17.02	(18.90)	8	1.00		1.23		0.23		49
16.88	(19.29)	106	1.50		1.73		(0.19)		49
22.40	(4.57)	1,505,237	1.36		1.40		(0.42)		69
20.33	(5.37)	154,511	2.11		2.15		(1.19)		69
20.31	(5.33)	126,865	2.11		2.15		(1.19)		69
23.26	(4.22)	288,404	0.96		1.00		(0.01)		69
22.09	(4.72)	3,135	1.46		1.50		(0.52)		69
22.44	(6.39)	9	1.11	(e)	1.15	(e)	(0.19	)(e)	69
22.37	(6.68)	9	1.61	(e)	1.65	(e)	(0.62	)(e)	69

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$12.64	$— (c)	$2.33	$2.33	$—	$—
2012 - B	11.75	(0.09)	2.15	2.06	—	—
2012 - C	11.73	(0.09)	2.15	2.06	—	—
2012 - Institutional	13.07	0.05	2.41	2.46	(0.05)	—
2012 - IR	12.73	0.04	2.34	2.38	(0.04)	—
2012 - R	12.52	(0.03)	2.31	2.28	—	—
2011 - A	10.91	(0.01)	1.74	1.73	—	—
2011 - B	10.22	(0.10)	1.63	1.53	—	—
2011 - C	10.20	(0.10)	1.63	1.53	—	—
2011 - Institutional	11.25	0.04	1.80	1.84	(0.02)	—
2011 - IR	10.97	0.04	1.73	1.77	(0.01)	—
2011 - R	10.83	(0.04)	1.73	1.69	—	—
2010 - A	10.51	(0.02)	0.42	0.40	—	—
2010 - B	9.92	(0.11)	0.41	0.30	—	—
2010 - C	9.90	(0.11)	0.41	0.30	—	—
2010 - Institutional	10.79	0.02	0.44	0.46	—	—
2010 - IR	10.54	0.03	0.40	0.43	—	—
2010 - R	10.46	(0.05)	0.42	0.37	—	—
2009 - A	13.54	(0.02)	(3.01)	(3.03)	—	—
2009 - B	12.88	(0.09)	(2.87)	(2.96)	—	—
2009 - C	12.85	(0.09)	(2.86)	(2.95)	—	—
2009 - Institutional	13.85	0.01	(3.07)	(3.06)	—	—
2009 - IR	13.55	(0.01)	(3.00)	(3.01)	—	—
2009 - R	13.51	(0.05)	(3.00)	(3.05)	—	—
2008 - A	15.01	(0.10)	(0.29)	(0.39)	—	(1.08	)(d)
2008 - B	14.43	(0.19)	(0.28)	(0.47)	—	(1.08	)(d)
2008 - C	14.41	(0.19)	(0.29)	(0.48)	—	(1.08	)(d)
2008 - Institutional	15.27	(0.04)	(0.30)	(0.34)	—	(1.08	)(d)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)	(0.70)	(0.75)	—	(1.08	)(d)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)	(0.70)	(0.79)	—	(1.08	)(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Includes a distribution from capital of approximately $0.006 per share.
(e)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$14.97	18.38%	$92,207	1.26%		1.57%		0.01%		33%
13.81	17.48	395	2.01		2.32		(0.74)		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33
12.64	15.86	109,826	1.30		1.56		(0.08)		35
11.75	14.97	496	2.05		2.31		(0.83)		35
11.73	15.00	2,000	2.05		2.31		(0.82)		35
13.07	16.35	126,113	0.90		1.16		0.33		35
12.73	16.13	437	1.05		1.31		0.28		35
12.52	15.60	9	1.55		1.81		(0.29)		35
10.91	3.81	108,338	1.30		1.56		(0.22)		45
10.22	3.02	793	2.05		2.31		(0.98)		45
10.20	3.03	1,356	2.05		2.31		(0.97)		45
11.25	4.26	124,258	0.90		1.16		0.18		45
10.97	4.08	147	1.05		1.31		0.27		45
10.83	3.54	8	1.55		1.81		(0.45)		45
10.51	(22.38)	101,233	1.37		1.61		(0.27)		65
9.92	(22.98)	1,084	2.12		2.36		(1.03)		65
9.90	(22.96)	1,461	2.12		2.36		(1.03)		65
10.79	(22.09)	151,504	0.97		1.21		0.13		65
10.54	(22.21)	7	1.12		1.36		(0.07)		65
10.46	(22.58)	7	1.62		1.86		(0.51)		65
13.54	(3.07)	115,431	1.48		1.51		(0.70)		71
12.88	(3.79)	1,457	2.23		2.26		(1.46)		71
12.85	(3.86)	2,300	2.23		2.26		(1.46)		71
13.85	(2.68)	183,809	1.08		1.11		(0.30)		71
13.55	(5.34)	9	1.23	(e)	1.26	(e)	(0.49	)(e)	71
13.51	(5.62)	9	1.73	(e)	1.76	(e)	(0.93	)(e)	71

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$10.38	$(0.02)	$1.71	$1.69	$(0.59)
2012 - C	10.12	(0.10)	1.66	1.56	(0.59)
2012 - Institutional	10.55	0.02	1.75	1.77	(0.59)
2012 - IR	10.49	0.01	1.73	1.74	(0.59)
2012 - R	10.30	(0.05)	1.70	1.65	(0.59)
2011 - A	9.41	(0.04)	1.51	1.47	(0.50)
2011 - C	9.25	(0.12)	1.49	1.37	(0.50)
2011 - Institutional	9.53	— (c)	1.52	1.52	(0.50)
2011 - IR	9.49	— (c)	1.50	1.50	(0.50)
2011 - R	9.37	(0.07)	1.50	1.43	(0.50)
2010 - A	8.83	(0.03)	0.61	0.58	—
2010 - C	8.75	(0.11)	0.61	0.50	—
2010 - Institutional	8.90	— (c)	0.63	0.63	—
2010 - IR	8.88	(0.01)	0.62	0.61	—
2010 - R	8.81	(0.06)	0.62	0.56	—
2009 - A	10.64	(0.02)	(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$11.48	17.11%	$7,423	1.26%		3.14%		(0.22)%		32%
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32
10.38	15.42	15,853	1.34		2.59		(0.37)		51
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51
9.41	6.57	14,952	1.35		2.91		(0.35)		61
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61
8.83	(16.03)	11,162	1.38		7.98		(0.25)		56
8.75	(16.47)	392	2.13		8.73		(1.02)		56
8.90	(15.60)	4,256	0.98		7.58		0.11		56
8.88	(15.71)	9	1.13		7.73		(0.08)		56
8.81	(16.14)	9	1.63		8.23		(0.57)		56

10.64	6.50	2,262	1.45	(d)	20.95	(d)	(0.54	)(d)	41
10.60	6.10	62	2.20	(d)	21.70	(d)	(1.37	)(d)	41
10.67	6.80	2,322	1.05	(d)	20.55	(d)	(0.22	)(d)	41
10.66	6.70	11	1.20	(d)	20.70	(d)	(0.36	)(d)	41
10.62	6.40	11	1.70	(d)	21.20	(d)	(0.87	)(d)	41

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Period - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	$10.00	$— (d)	$1.35	$1.35
2012 - C (Commenced January 31, 2012)	10.00	(0.05)	1.36	1.31
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02	1.36	1.38
2012 - IR (Commenced January 31, 2012)	10.00	0.01	1.37	1.38
2012 - R (Commenced January 31, 2012)	10.00	(0.02)	1.36	1.34

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate

$11.35	13.50%	$35	1.24%	17.07%	0.04%	23%
11.31	13.10	11	1.99	17.82	(0.81)	23
11.38	13.80	3,417	0.84	16.67	0.36	23
11.38	13.80	11	0.99	16.82	0.22	23
11.34	13.40	11	1.49	17.32	(0.30)	23

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$21.36	$(0.15)	$4.06	$3.91	$(1.39)
2012 - B	19.16	(0.28)	3.61	3.33	(1.39)
2012 - C	18.99	(0.28)	3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)	4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)	3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)	4.10	4.01	(1.39)
2012 - R	21.17	(0.20)	4.01	3.81	(1.39)
2011 - A	19.09	(0.16)	2.65	2.49	(0.22)
2011 - B	17.27	(0.30)	2.41	2.11	(0.22)
2011 - C	17.11	(0.30)	2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)	2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)	2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)	2.66	2.56	(0.22)
2011 - R	18.97	(0.22)	2.64	2.42	(0.22)
2010 - A	16.91	(0.15)	2.33	2.18	—
2010 - B	15.42	(0.26)	2.11	1.85	—
2010 - C	15.28	(0.26)	2.09	1.83	—
2010 - Institutional	17.83	(0.07)	2.45	2.38	—
2010 - Service	16.67	(0.16)	2.29	2.13	—
2010 - IR	16.99	(0.10)	2.34	2.24	—
2010 - R	16.85	(0.19)	2.31	2.12	—
2009 - A	21.68	(0.08)	(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)	(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)	(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)	(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)	(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)	(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)	(3.62)	(3.76)	(1.04)
2008 - A	25.20	(0.12)	(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)	(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)	(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)	(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)	(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)	(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)	(0.28)	(0.41)	(3.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.
(d)	Annualized.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$23.88	19.15%	$1,068,187	1.35%		1.41%		(0.67)%		59%
21.10	18.29	12,613	2.10		2.16		(1.42)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59
21.36	12.97	1,060,320	1.36		1.41		(0.70)		71	(c)
19.16	12.13	16,380	2.11		2.16		(1.46)		71	(c)
18.99	12.18	158,371	2.11		2.16		(1.46)		71	(c)
22.71	13.39	2,843,584	0.96		1.01		(0.30)		71	(c)
21.01	12.85	57,002	1.46		1.51		(0.81)		71	(c)
21.57	13.24	54,912	1.11		1.16		(0.43)		71	(c)
21.17	12.68	33,931	1.61		1.66		(0.94)		71	(c)
19.09	12.89	799,256	1.37		1.44		(0.76)		57	(c)
17.27	12.00	21,174	2.12		2.19		(1.51)		57	(c)
17.11	11.98	129,009	2.12		2.19		(1.51)		57	(c)
20.21	13.35	2,216,786	0.97		1.04		(0.35)		57	(c)
18.80	12.78	60,893	1.47		1.54		(0.86)		57	(c)
19.23	13.18	12,823	1.12		1.19		(0.49)		57	(c)
18.97	12.58	7,954	1.62		1.69		(0.97)		57	(c)
16.91	(15.03)	641,989	1.45		1.50		(0.58)		78
15.42	(15.64)	27,191	2.20		2.25		(1.33)		78
15.28	(15.62)	85,240	2.20		2.25		(1.33)		78
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		78
16.67	(15.08)	30,614	1.55		1.60		(0.74)		78
16.99	(14.81)	1,382	1.20		1.25		(0.46)		78
16.85	(15.20)	934	1.70		1.75		(0.94)		78
21.68	(1.25)	851,222	1.47		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(d)	1.22	(d)	(0.35	)(d)	81
21.65	(2.32)	10	1.72	(d)	1.72	(d)	(0.81	)(d)	81

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$13.67	$(0.12)	$2.63	$2.51	$(0.66)
2012 - B	12.98	(0.21)	2.48	2.27	(0.66)
2012 - C	12.98	(0.21)	2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)	2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)	2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)	2.65	2.57	(0.66)
2012 - R	13.55	(0.15)	2.60	2.45	(0.66)
2011 - A	12.08	(0.15)	2.01	1.86	(0.27)
2011 - B	11.57	(0.24)	1.92	1.68	(0.27)
2011 - C	11.56	(0.24)	1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)	2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)	1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)	2.01	1.91	(0.27)
2011 - R	12.01	(0.18)	1.99	1.81	(0.27)
2010 - A	10.63	(0.12)	1.57	1.45	—
2010 - B	10.25	(0.20)	1.52	1.32	—
2010 - C	10.25	(0.21)	1.52	1.31	—
2010 - Institutional	10.78	(0.07)	1.59	1.52	—
2010 - Service	10.54	(0.13)	1.56	1.43	—
2010 - IR	10.68	(0.09)	1.58	1.49	—
2010 - R	10.59	(0.15)	1.57	1.42	—
2009 - A	12.25	(0.05)	(1.57)	(1.62)	—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—
2008 - A	13.48	(0.09)	(0.20)	(0.29)	(0.94	)(c)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	(0.94	)(c)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	(0.94	)(c)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	(0.94	)(c)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	(0.94	)(c)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	(0.94	)(c)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	(0.94	)(c)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a distribution from capital of $0.01 per share.
(d)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$15.52	18.97%	$393,284	1.35%		1.50%		(0.83)%		51%
14.59	18.11	4,783	2.10		2.25		(1.58)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51
13.67	15.30	403,960	1.47		1.50		(0.99)		53
12.98	14.41	5,343	2.22		2.25		(1.75)		53
12.98	14.51	79,875	2.22		2.25		(1.74)		53
13.98	15.77	340,712	1.07		1.10		(0.59)		53
13.53	15.19	5,879	1.57		1.60		(1.08)		53
13.81	15.60	30,858	1.22		1.25		(0.71)		53
13.55	14.97	15,370	1.72		1.75		(1.24)		53
12.08	13.64	267,826	1.50		1.54		(0.98)		48
11.57	12.88	6,024	2.25		2.29		(1.73)		48
11.56	12.78	47,685	2.25		2.29		(1.73)		48
12.30	14.10	222,616	1.10		1.14		(0.58)		48
11.97	13.57	2,762	1.60		1.64		(1.07)		48
12.17	13.95	15,059	1.25		1.29		(0.72)		48
12.01	13.41	10,318	1.75		1.79		(1.23)		48
10.63	(13.22)	122,262	1.50		1.68		(0.59)		55
10.25	(13.87)	4,882	2.25		2.43		(1.32)		55
10.25	(13.87)	18,220	2.25		2.43		(1.34)		55
10.78	(12.85)	103,383	1.10		1.28		(0.17)		55
10.54	(13.32)	1,196	1.60		1.78		(0.71)		55
10.68	(12.96)	131	1.25		1.43		(0.44)		55
10.59	(13.34)	533	1.75		1.93		(0.90)		55
12.25	(2.65)	59,269	1.50		1.68		(0.73)		63
11.90	(3.42)	3,768	2.25		2.43		(1.49)		63
11.90	(3.34)	10,295	2.25		2.43		(1.50)		63
12.37	(2.25)	86,275	1.10		1.28		(0.35)		63
12.16	(2.75)	245	1.60		1.78		(0.84)		63
12.27	(4.69)	10	1.25	(d)	1.43	(d)	(0.48	)(d)	63
12.22	(5.08)	10	1.75	(d)	1.93	(d)	(0.98	)(d)	63

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$9.77	$0.01	$1.81	$1.82	$(0.02)
2012 - B	8.94	(0.06)	1.65	1.59	—
2012 - C	8.95	(0.06)	1.65	1.59	—
2012 - Institutional	10.14	0.06	1.86	1.92	(0.06)
2012 - Service	9.80	0.02	1.79	1.81	(0.02)
2012 - IR	10.10	0.04	1.87	1.91	—
2012 - R	9.74	— (c)	1.79	1.79	—
2011 - A	8.53	0.02	1.25	1.27	(0.03)
2011 - B	7.84	(0.05)	1.15	1.10	—
2011 - C	7.86	(0.05)	1.14	1.09	—
2011 - Institutional	8.85	0.06	1.30	1.36	(0.07)
2011 - Service	8.55	0.02	1.25	1.27	(0.02)
2011 - IR	8.84	0.04	1.29	1.33	(0.07)
2011 - R	8.51	— (c)	1.24	1.24	(0.01)
2010 - A	8.22	0.02	0.30	0.32	(0.01)
2010 - B	7.61	(0.05)	0.28	0.23	—
2010 - C	7.62	(0.05)	0.29	0.24	—
2010 - Institutional	8.52	0.06	0.30	0.36	(0.03)
2010 - Service	8.24	0.01	0.30	0.31	—
2010 - IR	8.51	0.04	0.32	0.36	(0.03)
2010 - R	8.21	— (c)	0.30	0.30	—
2009 - A	10.34	0.01	(2.13)	(2.12)	—
2009 - B	9.65	(0.04)	(2.00)	(2.04)	—
2009 - C	9.67	(0.04)	(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04	(2.20)	(2.16)	—
2009 - Service	10.40	0.01	(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02	1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	— (c)	1.38	1.38	—
2008 - A	10.49	(0.05)	(0.10)	(0.15)	—
2008 - B	9.86	(0.12)	(0.09)	(0.21)	—
2008 - C	9.88	(0.12)	(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)	(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)	(0.10)	(0.12)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$11.57	18.45%	$181,257	1.15%		1.51%		0.14%	54%
10.53	17.62	1,482	1.90		2.26		(0.60)	54
10.54	17.71	8,279	1.90		2.26		(0.61)	54
12.00	18.97	256,389	0.75		1.11		0.54	54
11.59	18.50	52	1.25		1.61		0.18	54
12.01	18.85	321	0.90		1.26		0.38	54
11.53	18.32	4	1.40		1.76		(0.05)	54
9.77	14.89	199,185	1.15		1.51		0.19	40
8.94	14.03	1,834	1.90		2.26		(0.56)	40
8.95	13.87	8,828	1.90		2.26		(0.56)	40
10.14	15.33	260,481	0.75		1.11		0.58	40
9.80	14.90	2	1.25		1.61		0.21	40
10.10	14.99	125	0.90		1.26		0.42	40
9.74	14.52	4	1.40		1.76		— (d)	40
8.53	3.83	192,744	1.15		1.53		0.22	60
7.84	3.02	2,716	1.90		2.28		(0.55)	60
7.86	3.15	9,224	1.90		2.28		(0.55)	60
8.85	4.26	264,902	0.75		1.13		0.60	60
8.55	3.76	1	1.25		1.63		0.11	60
8.84	4.25	10	0.90		1.28		0.39	60
8.51	3.65	3	1.40		1.78		0.01	60
8.22	(20.50)	141,371	1.28		1.62		0.12	62
7.61	(21.14)	3,729	2.03		2.37		(0.63)	62
7.62	(21.20)	8,447	2.03		2.37		(0.63)	62
8.52	(20.22)	114,641	0.88		1.22		0.52	62
8.24	(20.77)	1	1.38		1.72		0.10	62
8.51	20.37	3	1.03	(e)	1.37	(e)	0.32 (e)	62
8.21	20.20	3	1.53	(e)	1.87	(e)	0.05 (e)	62
10.34	(1.43)	177,810	1.44		1.52		(0.44)	59
9.65	(2.12)	6,015	2.19		2.27		(1.19)	59
9.67	(2.12)	11,374	2.19		2.27		(1.19)	59
10.68	(1.02)	154,711	1.04		1.12		(0.05)	59
10.40	(1.14)	3	1.54		1.62		(0.20)	59

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$11.51	$(0.13)		$2.24	$2.11
2012 - B	10.52	(0.21)		2.03	1.82
2012 - C	10.51	(0.21)		2.04	1.83
2012 - Institutional	12.08	(0.09)		2.35	2.26
2012 - Service	11.41	(0.14)		2.22	2.08
2012 - IR	12.06	(0.11)		2.35	2.24
2011 - A	10.43	(0.14)		1.22	1.08
2011 - B	9.60	(0.21)		1.13	0.92
2011 - C	9.59	(0.21)		1.13	0.92
2011 - Institutional	10.90	(0.09)		1.27	1.18
2011 - Service	10.34	(0.15)		1.22	1.07
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)		(0.17)	(0.24)
2010 - A	9.14	(0.11)		1.40	1.29
2010 - B	8.48	(0.17)		1.29	1.12
2010 - C	8.47	(0.17)		1.29	1.12
2010 - Institutional	9.52	(0.07)		1.45	1.38
2010 - Service	9.08	(0.12)		1.38	1.26
2009 - A	10.19	(0.06)		(0.99)	(1.05)
2009 - B	9.52	(0.10)		(0.94)	(1.04)
2009 - C	9.52	(0.11)		(0.94)	(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)	(1.04)
2009 - Service	10.12	(0.07)		(0.97)	(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*
2008 - A	11.52	(0.06)		(1.27)	(1.33)
2008 - B	10.82	(0.10)		(1.20)	(1.30)
2008 - C	10.81	(0.10)		(1.19)	(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)	(1.35)
2008 - Service	11.45	(0.06)		(1.27)	(1.33)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2007 - A	9.04	(0.10	)(d)(e)	2.58 (f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43 (f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43 (f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66 (f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57 (f)	2.46
*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.
(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$13.62	18.28%	$239,355	1.50%		1.55%		(1.06)%		43%
12.34	17.25	8,034	2.25		2.30		(1.82)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(c)	1.27	(c)	(0.59	)(c)	64
10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97
9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(c)	1.51	(c)	(0.86	)(c)	29
9.52	(12.01)	33,787	2.19	(c)	2.26	(c)	(1.60	)(c)	29
9.52	(12.03)	49,880	2.19	(c)	2.26	(c)	(1.60	)(c)	29
10.56	(11.34)	17,717	1.04	(c)	1.11	(c)	(0.45	)(c)	29
10.12	(11.62)	3,185	1.54	(c)	1.61	(c)	(0.89	)(c)	29

11.52	27.43 (g)	194,604	1.56	(d)	1.64	(d)	(0.99	)(d)(e)	70
10.82	26.55 (g)	78,493	2.31	(d)	2.39	(d)	(1.73	)(d)(e)	70
10.81	26.43 (g)	61,641	2.31	(d)	2.39	(d)	(1.74	)(d)(e)	70
11.91	27.93 (g)	23,679	1.16	(d)	1.24	(d)	(0.56	)(d)(e)	70
11.45	27.36 (g)	1,441	1.66	(d)	1.74	(d)	(1.07	)(d)(e)	70

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$10.71	$0.08	$1.66	$1.74	$(0.04)	$(0.11)	$(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (c)	(0.11)	(0.11)
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (c)	—	— (c)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$12.30	16.37%	$3,331	1.18%		3.63%		0.69%		76%
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76
10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

9.55	(4.44)	777	1.18	(d)	11.67	(d)	0.37	(d)	63
9.49	(5.10)	14	1.93	(d)	12.42	(d)	(0.29	)(d)	63
9.57	(4.20)	4,351	0.78	(d)	11.27	(d)	0.74	(d)	63
9.56	(4.31)	20	0.93	(d)	11.42	(d)	0.62	(d)	63
9.53	(4.65)	10	1.43	(d)	11.92	(d)	0.10	(d)	63

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified
Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified
Flexible Cap Growth, U.S. Equity	A, C, Institutional, IR and R	Diversified
Focused Growth (Commenced operations January 31, 2012)	A, C, Institutional, IR and R	Non-diversified
Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Funds’ NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectuses.

E.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the Focused Growth Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

G.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities which are generally classified as Level 1, these investments are generally classified as in Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2012:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$846,281,700	$—	$—
Short-term Investments	—	5,700,000	—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$152,155,457	$—	$—

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$13,304,753	$—	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$3,388,966	$—	$—
Short-term Investments	—	100,000	—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$4,108,565,834	$—	$—
Short-term Investments	—	46,800,000	—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$840,490,246	$—	$—
Short-term Investments	—	11,300,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$447,232,607	$—	$—
Short-term Investments	—	2,200,000	—

TECHNOLOGY TOLLKEEPER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$356,108,328	$—	$—
Short-term Investments	—	6,400,000	—

U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$10,623,173	$—	$—
Short-term Investments	—	100,000	—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.70	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00
U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#

GSAM agreed to waive a portion of its management fees, in order to achieve effective net management fee rates of 0.70%, 0.81%, 0.81%, 0.90%, 0.85% and 0.71%, respectively, as an annual percentage rate of the average daily net assets of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, respectively, through at least December 29, 2012, and 0.79% as an annual percentage rate of the average daily net assets of the Focused Growth Fund through at least January 31, 2013. Prior to such dates GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended August 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Capital Growth	$22,800	$—	$700
Concentrated Growth	700	—	—
Flexible Cap Growth	1,300	N/A	—
Focused Growth	—	N/A	—
Growth Opportunities	51,200	—	700
Small/Mid Cap Growth	43,100	—	—	*
Strategic Growth	2,800	—	—
Technology Tollkeeper	25,100	—	500
U.S. Equity	400	N/A	—

*	Amount is less than $50.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense reimbursements will remain in place through at least December 29, 2012 (January 31, 2013 for the Focused Growth Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$2,799	$405	$3,204
Concentrated Growth	369	239	608
Flexible Cap Growth	29	252	281
Focused Growth	3	262	265
Growth Opportunities	2,000	595	2,595
Small/Mid Cap Growth	1,233	8	1,241
Strategic Growth	1,378	335	1,713
Technology Tollkeeper	—	184	184
U.S. Equity	—	238	238

As of August 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees		Transfer Agent Fees		Over Reimbursement of Other Expenses	Total
Capital Growth	$505	$225		$126		$93	$949
Concentrated Growth	112	22		18		4	156
Flexible Cap Growth	9	2		2		—	13
Focused Growth	2	—	*	—	*	69	71
Growth Opportunities	3,103	389		309		92	3,893
Small/Mid Cap Growth	598	166		97		21	882
Strategic Growth	268	46		39		2	355
Technology Tollkeeper	299	98		49		57	503
U.S. Equity	6	1		1		—	8

*	Amount is less than $500.

G.  Line of Credit Facility — As of August 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2012, Goldman Sachs earned approximately $1,900 in brokerage commissions from portfolio transactions on behalf of the Strategic Growth Fund.

An investment by the Funds representing greater than 5% of the voting securities of an issuer make that issuer an affiliated person (as defined by the Act) of the Fund. The following table provides information about the investment by the Growth Opportunities Fund in shares of issuers of which the Fund is an affiliate for the fiscal year ended August 31, 2012 (in thousands):

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
RealD, Inc.	3,140	—	(406)	2,734	$27,091	$—

As of August 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Concentrated Growth	—%	—%	—%	—%	100%
Flexible Cap Growth	—	—	—	7	20
Focused Growth	33	100	65	100	100
Strategic Growth	—	—	—	—	100
U.S. Equity	—	8	35	18	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$517,023,097	$899,384,663
Concentrated Growth	63,720,705	175,552,988
Flexible Cap Growth	4,766,608	14,227,232
Focused Growth	3,647,938	615,225
Growth Opportunities	2,430,877,489	3,165,390,249
Small/Mid Cap Growth	415,022,255	586,688,487
Strategic Growth	253,110,259	352,683,565
Technology Tollkeeper	155,709,442	232,290,557
U.S. Equity	7,273,304	7,218,207

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	U.S. Equity
Distributions paid from:
Ordinary income	$2,031,149	$300,174	$21,005	$11,891,760	$2,511,567	$1,877,150	$55,109
Net long-term capital gains	—	—	908,743	240,043,648	36,985,812	—	95,931
Total taxable distributions	$2,031,149	$300,174	$929,748	$251,935,408	$39,497,379	$1,877,150	$151,040

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	U.S. Equity
Distributions paid from:
Ordinary income	$1,157,965	$210,242	$388,756	$—	$949,298	$2,591,161	$55,529
Net long-term capital gains	—	—	582,264	38,405,526	13,713,114	—	—
Total taxable distributions	$1,157,965	$210,242	$971,020	$38,405,526	$14,662,412	$2,591,161	$55,529

As of August 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Undistributed ordinary income — net	$559,068	$146,438	$—	$5,683	$19,629,821	$17,150,430	$1,294,491	$—	$45,623
Undistributed long-term capital gains	—	—	1,120,069	—	169,816,413	12,258,094	14,081,682	—	—
Total undistributed earnings	$559,068	$146,438	$1,120,069	$5,683	$189,446,234	$29,408,524	$15,376,173	$—	$45,623
Capital loss carryforwards:(1)(2)
Expiring 2018	(3,077,823)	(13,845,990)	—	—	—	—	—	—	—
Perpetual Short-term	—	—	—	—	—	—	—	(6,614,247)	(30,604)
Timing differences (Qualified Late Year Loss Deferrals)	(8,928,402)	(2,213,263)	(71,158)	(5,623)	—	(4,296,739)	—	(2,919,013)	(143,845)
Unrealized gains	256,117,648	48,347,851	3,005,061	361,876	745,442,247	140,067,541	70,027,621	48,255,666	1,269,785
Total accumulated earnings	$244,670,491	$32,435,036	$4,053,972	$361,936	$934,888,481	$165,179,326	$85,403,794	$38,722,406	$1,140,959

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on August 31 of the year indicated. The Technology Tollkeeper Fund had capital loss carryforwards of $1,145,651 that expired in the current fiscal year.
(2)	The Capital Growth, Concentrated Growth and Strategic Growth Funds utilized $101,975,914, $23,028,444 and $20,728,145, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

6. TAX INFORMATION (continued)

As of August 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Tax Cost	$595,864,052	$103,807,606	$10,299,692	$3,127,090	$3,409,923,587	$711,722,705	$379,404,986	$314,252,662	$9,453,388
Gross unrealized gain	271,851,221	53,529,154	3,590,952	388,260	897,485,997	182,517,136	85,050,500	72,184,161	1,552,278
Gross unrealized loss	(15,733,573)	(5,181,303)	(585,891)	(26,384)	(152,043,750)	(42,449,595)	(15,022,879)	(23,928,495)	(282,493)
Net unrealized gain	$256,117,648	$48,347,851	$3,005,061	$361,876	$745,442,247	$140,067,541	$70,027,621	$48,255,666	$1,269,785

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in tax treatment of partnerships and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses and differences in the tax treatment of expired capital loss carryforwards, net operating losses, redemptions utilized as distributions, underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Capital Growth	$(34)	$34,744	$(34,710)
Concentrated Growth	—	10,160	(10,160)
Flexible Cap Growth	(9,351)	251	9,100
Focused Growth	(149)	—	149
Growth Opportunities	7,954,797	(26,071,501)	18,116,704
Small/Mid Cap Growth	4,226,472	(6,209,236)	1,982,764
Strategic Growth	—	12,667	(12,667)
Technology Tollkeeper	(2,566,113)	1,145,651	1,420,462
U.S. Equity	—	6,664	(6,664)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS (continued)

redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Non-Diversification Risk — Concentrated Growth and Focused Growth Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, these Funds may be subject to greater risks than a fund that invests in a great number of issuers.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity securities of high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Technology Tollkeeper Fund may also invest in a relatively fewer number of issuers. As a result, the Technology Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,084,024	$24,154,826	1,555,635	$32,486,114
Reinvestment of distributions	52,303	1,108,305	—	—
Shares converted from Class B(a)	353,535	7,719,849	517,341	10,669,416
Shares redeemed	(6,664,249)	(147,831,503)	(9,761,969)	(205,815,453)
	(5,174,387)	(114,848,523)	(7,688,993)	(162,659,923)
Class B Shares
Shares sold	31,691	631,477	37,200	690,543
Shares converted to Class A(a)	(401,921)	(7,719,849)	(584,652)	(10,669,416)
Shares redeemed	(496,555)	(9,601,763)	(833,291)	(15,373,996)
	(866,785)	(16,690,135)	(1,380,743)	(25,352,869)
Class C Shares
Shares sold	229,000	4,496,638	287,552	5,331,690
Reinvestment of distributions	—	—	—	—
Shares redeemed	(811,583)	(15,909,096)	(1,074,546)	(20,011,568)
	(582,583)	(11,412,458)	(786,994)	(14,679,878)
Institutional Shares
Shares sold	1,387,625	34,003,014	2,838,681	61,830,828
Reinvestment of distributions	34,518	766,649	50,006	1,093,150
Shares redeemed	(12,060,256)	(276,289,478)	(7,556,910)	(170,626,973)
	(10,638,113)	(241,519,815)	(4,668,223)	(107,702,995)
Service Shares
Shares sold	8,337	177,814	4,427	91,571
Reinvestment of distributions	33	693	—	—
Shares redeemed	(10,961)	(242,183)	(13,929)	(290,405)
	(2,591)	(63,676)	(9,502)	(198,834)
Class IR Shares
Shares sold	83,789	1,983,053	71,697	1,465,515
Reinvestment of distributions	452	9,608	—	—
Shares redeemed	(57,040)	(1,326,123)	(903)	(17,390)
	27,201	666,538	70,794	1,448,125
Class R Shares
Shares sold	37,981	875,281	10,512	216,325
Reinvestment of distributions	28	579	—	—
Shares redeemed	(4,804)	(108,718)	(6,047)	(123,717)
	33,205	767,142	4,465	92,608
NET INCREASE (DECREASE)	(17,204,053)	$(383,100,927)	(14,459,196)	$(309,053,766)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund
For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

298,275	$4,099,586	1,878,216	$24,476,239	133,292	$1,436,893	354,170	$3,926,978
—	—	—	—	59,683	598,033	64,917	703,695
1,550	22,618	1,868	24,166	—	—	—	—
(2,828,879)	(38,324,423)	(3,122,385)	(40,975,515)	(1,074,061)	(10,753,016)	(479,662)	(5,329,471)
(2,529,054)	(34,202,219)	(1,242,301)	(16,475,110)	(881,086)	(8,718,090)	(60,575)	(698,798)

1,174	15,089	2,287	28,049	—	—	—	—
(1,673)	(22,618)	(2,003)	(24,166)	—	—	—	—
(13,134)	(168,228)	(35,631)	(428,889)	—	—	—	—
(13,633)	(175,757)	(35,347)	(425,006)	—	—	—	—

88,927	1,039,296	145,038	1,716,565	16,505	167,714	51,323	555,682
—	—	—	—	5,501	53,517	3,270	34,763
(50,798)	(634,034)	(107,534)	(1,313,120)	(30,415)	(311,608)	(28,490)	(300,527)
38,129	405,262	37,504	403,445	(8,409)	(90,377)	26,103	289,918

262,002	3,655,390	1,246,480	17,062,901	11,239	122,770	119,276	1,365,188
19,908	266,563	13,121	175,827	22,869	233,496	14,546	159,860
(6,307,896)	(85,264,561)	(2,653,330)	(36,420,315)	(31,173)	(351,212)	(71,293)	(740,748)
(6,025,986)	(81,342,608)	(1,393,729)	(19,181,587)	2,935	5,054	62,529	784,300

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

6,314	83,600	24,640	315,852	6,064	65,540	8,601	91,517
112	1,459	10	128	673	6,825	208	2,276
(2,004)	(26,384)	(3,670)	(50,893)	(2,418)	(26,257)	(2,305)	(23,650)
4,422	58,675	20,980	265,087	4,319	46,108	6,504	70,143

—	—	—	—	14,675	137,468	1	13
—	—	—	—	938	9,321	47	510
—	—	—	—	(11,152)	(115,649)	(1)	(13)
—	—	—	—	4,461	31,140	47	510
(8,526,122)	$(115,256,647)	(2,612,893)	$(35,413,171)	(877,780)	$(8,726,165)	34,608	$446,073

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Growth Fund(a)

	For the Period Ended August 31, 2012

	Shares	Dollars

Class A Shares
Shares sold	4,077	$42,857
Reinvestment of distributions	—	—
Shares converted from Class B(b)	—	—
Shares redeemed	(1,024)	(11,584)
	3,053	31,273
Class B Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares converted to Class A(b)	—	—
Shares redeemed	—	—
	—	—
Class C Shares
Shares sold	1,000	10,000
Reinvestment of distributions	—	—
Shares redeemed	—	—
	1,000	10,000
Institutional Shares
Shares sold	300,173	3,062,463
Reinvestment of distributions	—	—
Shares redeemed in connection with in-kind	—	—
Shares redeemed	(2)	(21)
	300,171	3,062,442
Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Class IR Shares
Shares sold	1,000	9,998
Reinvestment of distributions	—	—
Shares redeemed	—	—
	1,000	9,998
Class R Shares
Shares sold	1,001	10,010
Reinvestment of distributions	—	—
Shares redeemed	(1)	(10)
	1,000	10,000
NET INCREASE (DECREASE)	306,224	$3,123,713

(a)	Commenced operations on January 31, 2012.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund				Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,479,928	$276,499,645	28,906,119	$662,459,985	7,242,299	$105,157,992	17,806,338	$260,408,456
2,839,166	59,650,884	411,473	9,319,866	1,220,980	16,666,374	437,802	6,339,378
30,359	658,382	43,737	969,396	14,646	207,722	17,216	245,731
(20,251,134)	(445,364,324)	(21,596,067)	(493,785,810)	(12,689,251)	(178,758,545)	(10,880,532)	(156,089,376)
(4,901,681)	(108,555,413)	7,765,262	178,963,437	(4,211,326)	(56,726,457)	7,380,824	110,904,189

23,933	480,623	55,012	1,136,278	30,709	412,653	86,654	1,212,417
50,305	938,689	10,587	216,297	15,992	206,298	8,458	116,888
(34,128)	(658,382)	(48,496)	(969,396)	(15,516)	(207,722)	(18,064)	(245,731)
(297,173)	(5,834,768)	(388,110)	(7,863,037)	(114,983)	(1,551,849)	(186,162)	(2,571,648)
(257,063)	(5,073,838)	(371,007)	(7,479,858)	(83,798)	(1,140,620)	(109,114)	(1,488,074)

1,236,535	24,115,016	2,589,720	52,729,316	1,380,478	18,852,885	3,432,872	48,233,787
422,485	7,807,516	60,687	1,228,306	235,881	3,040,509	67,111	927,466
(2,440,814)	(47,349,929)	(1,847,824)	(37,440,017)	(1,793,758)	(24,152,011)	(1,467,811)	(20,315,206)
(781,794)	(15,427,397)	802,583	16,517,605	(177,399)	(2,258,617)	2,032,172	28,846,047

33,459,444	791,179,267	56,802,531	1,376,785,326	6,684,343	97,137,207	16,191,873	241,966,283
4,498,137	100,983,169	646,278	15,517,136	722,281	10,097,488	208,987	3,084,657
—	—	(1,064,468)	(27,101,361)	—	—	—	—
(57,238,667)	(1,365,933,364)	(40,904,735)	(981,848,752)	(13,499,985)	(191,048,721)	(10,124,193)	(151,495,416)
(19,281,086)	(473,770,928)	15,479,606	383,352,349	(6,093,361)	(83,814,026)	6,276,667	93,555,524

603,262	13,213,280	885,822	19,906,308	189,054	2,711,034	382,636	5,451,942
121,131	2,500,144	22,720	506,419	5,394	72,774	1,444	20,703
(884,568)	(19,276,595)	(1,435,145)	(32,296,457)	(187,351)	(2,599,588)	(180,265)	(2,637,933)
(160,175)	(3,563,171)	(526,603)	(11,883,730)	7,097	184,220	203,815	2,834,712

1,414,402	32,013,233	2,510,383	55,981,006	1,586,072	23,092,898	2,112,253	30,220,391
166,081	3,529,228	7,946	181,396	109,459	1,510,525	19,223	280,657
(996,769)	(22,440,530)	(639,883)	(14,833,736)	(955,561)	(13,736,580)	(1,134,031)	(16,477,006)
583,714	13,101,931	1,878,446	41,328,666	739,970	10,866,843	997,445	14,024,042

1,103,996	24,291,151	1,440,580	32,841,821	467,680	6,663,220	505,920	7,448,163
123,114	2,560,779	6,967	156,695	58,489	790,187	17,133	246,367
(537,873)	(11,888,915)	(264,256)	(6,053,724)	(411,670)	(5,891,920)	(248,097)	(3,637,035)
689,237	14,963,015	1,183,291	26,944,792	114,499	1,561,487	274,956	4,057,495
(24,108,848)	$(578,325,801)	26,211,578	$627,743,261	(9,704,318)	$(131,327,170)	17,056,765	$252,733,935

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,642,961	$46,368,395	5,919,661	$59,685,127
Reinvestment of distributions	29,590	295,906	59,355	594,739
Shares converted from Class B(a)	8,375	81,778	9,608	91,784
Shares redeemed	(9,398,894)	(97,114,411)	(8,187,213)	(82,372,278)
	(4,717,968)	(50,368,332)	(2,198,589)	(22,000,628)
Class B Shares
Shares sold	10,625	105,936	12,741	118,166
Shares converted to Class A(a)	(9,153)	(81,778)	(10,455)	(91,784)
Shares redeemed	(65,774)	(603,941)	(143,329)	(1,317,333)
	(64,302)	(579,783)	(141,043)	(1,290,951)
Class C Shares
Shares sold	49,492	493,305	147,513	1,365,131
Reinvestment of distributions	—	—	—	—
Shares redeemed	(249,916)	(2,412,589)	(335,584)	(3,086,238)
	(200,424)	(1,919,284)	(188,071)	(1,721,107)
Institutional Shares
Shares sold	9,078,777	92,535,724	9,469,965	98,906,315
Reinvestment of distributions	145,345	1,504,317	164,784	1,708,805
Shares redeemed	(13,554,630)	(145,862,912)	(13,866,852)	(144,042,805)
	(4,330,508)	(51,822,871)	(4,232,103)	(43,427,685)
Service Shares
Shares sold	4,351	47,378	21	227
Reinvestment of distributions	—	—	1	4
Shares redeemed	(2)	(18)	—	—
	4,349	47,360	22	231
Class IR Shares
Shares sold	26,562	279,629	139,872	1,487,947
Reinvestment of distributions	—	—	72	740
Shares redeemed	(12,184)	(136,839)	(128,653)	(1,230,199)
	14,378	142,790	11,291	258,488
Class R Shares
Reinvestment of distributions	—	—	1	2
NET DECREASE	(9,294,475)	$(104,500,120)	(6,748,492)	$(68,181,650)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on September 30, 2010.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund				U.S. Equity Fund

For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,457,690	$56,545,968	9,661,103	$124,129,224	47,129	$523,773	305,574	$3,519,033
—	—	—	—	3,236	35,118	286	3,204
100,055	1,233,162	185,626	2,295,614	—	—	—	—
(8,195,427)	(99,752,966)	(10,294,484)	(131,156,646)	(69,803)	(786,446)	(96,969)	(1,066,675)
(3,637,682)	(41,973,836)	(447,755)	(4,731,808)	(19,438)	(227,555)	208,891	2,455,562

23,354	273,568	34,490	411,268	—	—	—	—
(109,787)	(1,233,162)	(202,269)	(2,295,614)	—	—	—	—
(251,907)	(2,866,147)	(254,401)	(2,960,913)	—	—	—	—
(338,340)	(3,825,741)	(422,180)	(4,845,259)	—	—	—	—

508,668	5,813,555	1,336,301	15,824,448	5,114	58,024	11,980	138,657
—	—	—	—	130	1,397	17	193
(1,197,561)	(13,657,384)	(1,439,517)	(16,682,706)	(5,320)	(62,172)	(413)	(4,729)
(688,893)	(7,843,829)	(103,216)	(858,258)	(76)	(2,751)	11,584	134,121

1,875,402	24,313,242	3,814,658	51,912,763	150,543	1,751,835	120,058	1,360,764
—	—	—	—	5,516	59,956	2,411	27,103
(2,941,535)	(37,120,645)	(2,301,612)	(29,939,796)	(130,594)	(1,400,473)	(24,404)	(274,184)
(1,066,133)	(12,807,403)	1,513,046	21,972,967	25,465	411,318	98,065	1,113,683

1,450,494	16,969,227	904,887	11,519,099	—	—	—	—
—	—	—	—	—	—	—	—
(1,585,284)	(19,177,207)	(1,050,906)	(12,565,541)	—	—	—	—
(134,790)	(2,207,980)	(146,019)	(1,046,442)	—	—	—	—

20,030	271,884	208,505	2,621,331	5,209	60,500	20,821	233,650
—	—	—	—	112	1,222	122	1,375
(43,385)	(568,560)	(5,486)	(69,586)	(22,101)	(240,805)	(596)	(7,090)
(23,355)	(296,676)	203,019	2,551,745	(16,780)	(179,083)	20,347	227,935

—	—	—	—	11	115	4	42
(5,889,193)	$(68,955,465)	596,895	$13,042,945	(10,818)	$2,044	338,891	$3,931,343

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Concentrated Growth Fund, Flexible Cap Growth Fund, Focused Growth Fund, Growth Opportunities Fund, Small/Mid Cap Growth Fund, Strategic Growth Fund, Technology Tollkeeper Fund, and U.S. Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at August 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2012

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Focused Growth Fund				Growth Opportunities Fund
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
Class A
Actual	$1,000.00	$1,036.50		$5.86	$1,000.00	$1,037.40		$6.48	$1,000.00	$1,030.50		$6.45	$1,000.00	$1,065.70		$6.42	$1,000.00	$1,018.80		$6.87
Hypo- thetical 5% return	1,000.00	1,019.38	+	5.81	1,000.00	1,018.77	+	6.42	1,000.00	1,018.78	+	6.42	1,000.00	1,018.92	+	6.28	1,000.00	1,018.33	+	6.87
Class B
Actual	1,000.00	1,032.40		9.69	1,000.00	1,032.90		10.31	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.90		10.66
Hypo- thetical 5% return	1,000.00	1,015.60	+	9.61	1,000.00	1,014.99	+	10.22	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.55	+	10.66
Class C
Actual	1,000.00	1,032.90		9.68	1,000.00	1,033.00		10.30	1,000.00	1,025.90		10.26	1,000.00	1,062.00		10.34	1,000.00	1,014.60		10.66
Hypo- thetical 5% return	1,000.00	1,015.61	+	9.60	1,000.00	1,015.00	+	10.21	1,000.00	1,015.01	+	10.20	1,000.00	1,015.10	+	10.11	1,000.00	1,014.56	+	10.66
Institutional
Actual	1,000.00	1,038.50		3.82	1,000.00	1,039.60		4.43	1,000.00	1,032.60		4.41	1,000.00	1,068.50		4.37	1,000.00	1,020.30		4.85
Hypo- thetical 5% return	1,000.00	1,021.39	+	3.78	1,000.00	1,020.79	+	4.39	1,000.00	1,020.79	+	4.39	1,000.00	1,020.91	+	4.27	1,000.00	1,020.34	+	4.85
Service
Actual	1,000.00	1,035.90		6.37	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.20		7.38
Hypo- thetical 5% return	1,000.00	1,018.88	+	6.32	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.83	+	7.37
Class IR
Actual	1,000.00	1,037.60		4.58	1,000.00	1,038.60		5.20	1,000.00	1,031.00		5.17	1,000.00	1,068.50		5.09	1,000.00	1,019.80		5.60
Hypo- thetical 5% return	1,000.00	1,020.64	+	4.54	1,000.00	1,020.04	+	5.15	1,000.00	1,020.04	+	5.15	1,000.00	1,020.22	+	4.97	1,000.00	1,019.59	+	5.60
Class R
Actual	1,000.00	1,035.20		7.11	1,000.00	1,035.70		7.79	1,000.00	1,029.00		7.75	1,000.00	1,064.80		7.76	1,000.00	1,017.20		8.13
Hypo- thetical 5% return	1,000.00	1,018.15	+	7.05	1,000.00	1,017.48	+	7.72	1,000.00	1,017.50	+	7.71	1,000.00	1,017.62	+	7.58	1,000.00	1,017.08	+	8.13

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2012 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
Class A
Actual	$1,000.00	$1,021.10		$6.87	$1,000.00	$1,044.30		$5.93	$1,000.00	$1,012.60		$7.61	$1,000.00	$1,034.50		$6.05
Hypothetical 5% return	1,000.00	1,018.33	+	6.87	1,000.00	1,019.33	+	5.86	1,000.00	1,017.58	+	7.63	1,000.00	1,019.19	+	6.00
Class B
Actual	1,000.00	1,017.40		10.67	1,000.00	1,040.60		9.77	1,000.00	1,008.20		11.39	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.56	+	10.66	1,000.00	1,015.56	+	9.65	1,000.00	1,013.79	+	11.42	N/A	N/A		N/A
Class C
Actual	1,000.00	1,017.40		10.66	1,000.00	1,040.50		9.77	1,000.00	1,009.00		11.39	1,000.00	1,030.60		9.87
Hypothetical 5% return	1,000.00	1,014.56	+	10.65	1,000.00	1,015.56	+	9.65	1,000.00	1,013.80	+	11.41	1,000.00	1,015.42	+	9.79
Institutional
Actual	1,000.00	1,023.10		4.85	1,000.00	1,046.20		3.88	1,000.00	1,014.10		5.59	1,000.00	1,036.10		4.01
Hypothetical 5% return	1,000.00	1,020.34	+	4.84	1,000.00	1,021.34	+	3.83	1,000.00	1,019.59	+	5.60	1,000.00	1,021.20	+	3.98
Service
Actual	1,000.00	1,020.60		7.38	1,000.00	1,044.10		6.30	1,000.00	1,012.00		8.11	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.83	+	7.37	1,000.00	1,018.97	+	6.22	1,000.00	1,017.07	+	8.13	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,022.10		5.61	1,000.00	1,046.20		4.66	1,000.00	1,013.50		6.35	1,000.00	1,035.20		4.77
Hypothetical 5% return	1,000.00	1,019.59	+	5.60	1,000.00	1,020.58	+	4.60	1,000.00	1,018.83	+	6.36	1,000.00	1,020.45	+	4.74
Class R
Actual	1,000.00	1,019.90		8.14	1,000.00	1,043.40		6.89	N/A	N/A		N/A	1,000.00	1,032.80		7.26
Hypothetical 5% return	1,000.00	1,017.07	+	8.13	1,000.00	1,018.39	+	6.81	N/A	N/A		N/A	1,000.00	1,017.99	+	7.21

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	1.14%	1.89%	1.89%	0.74%	1.24%	0.89%	1.39%
Concentrated Growth	1.26	2.01	2.01	0.86	N/A	1.01	1.51
Flexible Cap Growth	1.26	N/A	2.01	0.86	N/A	1.01	1.51
Focused Growth	1.24	N/A	1.99	0.84	N/A	0.99	1.49
Growth Opportunities	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Small/Mid Cap Growth	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Strategic Growth	1.15	1.90	1.90	0.75	1.25	0.90	1.40
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	1.25	N/A
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth, Goldman Sachs Concentrated Growth, Goldman Sachs Flexible Cap Growth, Goldman Sachs Focused Growth, Goldman Sachs Growth Opportunities, Goldman Sachs Small/Mid Cap Growth, Goldman Sachs Strategic Growth, Goldman Sachs Technology Tollkeeper and Goldman Sachs U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds (except for the Focused Growth Fund, which commenced operations in 2012), as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and U.S. Equity Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for the Focused Growth Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds) and limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds (except for the Focused Growth Fund) and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by these Funds offering Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (except for the Focused Growth Fund, which commenced operations in 2012) to its peers using rankings and ratings (rankings only for the U.S. Equity Fund) compiled by the Outside Data Provider as of December 31, 2011, and updated performance information for each Fund prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each applicable Fund’s investment

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s (with the exception of the Focused Growth Fund) investment performance over time on a year-by-year basis relative to its performance benchmark.

In addition, they considered the investment performance trends of the Funds (with the exception of the Focused Growth Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and U.S. Equity Funds’ performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Flexible Cap Growth Fund had placed in the top half of its peer group but underperformed its benchmark index for each of the one- and three-year periods ended March 31, 2012. The Independent Trustees observed that the Growth Opportunities Fund had placed in the top half of its peer group for each of the one-, three-, five-, and ten-year periods and that the Fund outperformed its benchmark index for the one- and five-year periods, but underperformed its benchmark index for the three- and ten-year periods ended March 31, 2012. They noted that the Small/Mid Cap Growth Fund had placed in the top half of its peer group for each of the one-, three-, and five-year periods and outperformed its benchmark index for the one- and five-year periods, though the Fund underperformed its benchmark index for the three-year period ended March 31, 2012. The Independent Trustees noted that the Technology Tollkeeper Fund had placed in the top half of its peer group for the one-, five-, and ten-year periods, and in the third quartile for the three-year period ended March 31, 2012. The Fund outperformed its benchmark index for the three-, five-, and ten-year periods, and underperformed its benchmark index during the one-year period ended March 31, 2012. They observed that the Capital Growth Fund had placed in the top half of its peer group for the one-, three-, and five-year periods, and in the third quartile for the ten-year period ended March 31, 2012. The Independent Trustees noted that the Strategic Growth Fund had placed in the top half of its peer group for the one- and five-year periods and in the bottom half of its peer group for the three- and ten-year periods ended March 31, 2012. They noted that each of the Capital Growth and Strategic Growth Funds outperformed their respective benchmark indexes for the one-year period and underperformed their respective benchmark indexes for the three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees observed that the Concentrated Growth Fund had placed in the top half of its peer group for the one- and five-year periods and in the third quartile for the three-year period ended March 31, 2012. They noted that the Fund also underperformed its benchmark index for the one-, three-, and five-year periods. The Independent Trustees noted that the U.S. Equity Fund had placed in the third quartile of its peer group and underperformed its benchmark index for the one-year period ended March 31, 2012. They noted that the Fund was relatively new, having launched in November 2009, but indicated that they would continue to monitor the performance of the Fund.

The Independent Trustees noted that each of the Funds except the Technology Tollkeeper Fund (and the Focused Growth Fund, which commenced operations in 2012) demonstrated improved performance in the one-year period ended March 31, 2012. They also noted that the Technology Tollkeeper Fund’s benchmark (the NASDAQ Composite Index) provides an imperfect performance comparison for the Fund because it does not focus on technology stocks. They also observed that the portfolio management team had been consolidated in New York at the end of 2011, which was expected to facilitate greater interaction and cooperation among the members of the team. The Trustees noted that the Focused Growth Fund had launched on January 31, 2012 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (estimates were provided for the Focused Growth Fund). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the contractual management fees paid by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, and to limit certain expenses of each of the Funds that exceed specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of the Focused Growth Fund, which commenced operations in 2012). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of the Focused Growth Fund) were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund
First $1 billion	1.00%	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	0.90	1.00
Next $3 billion	0.80	0.86	0.86	0.86	0.90
Next $3 billion	0.80	0.84	0.84	0.84	0.86
Over $8 billion	0.80	0.82	0.82	0.82	0.84

Average Daily Net Assets	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund
First $1 billion	1.00%	1.00%	1.00%	0.70%
Next $1 billion	1.00	0.90	0.90	0.63
Next $3 billion	0.90	0.86	0.86	0.60
Next $3 billion	0.86	0.84	0.84	0.59
Over $8 billion	0.84	0.82	0.82	0.58

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive certain fees (with respect to Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds) and limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Initial Approval of the Management Agreement on Behalf of the Focused Growth Fund

The Focused Growth Fund commenced investment operations on January 31, 2012, and the Trustees had considered, at a meeting held on December 14-15, 2011, (i) the initial appointment of the Investment Adviser to serve as the Fund’s investment adviser and (ii) the initial approval of the Management Agreement on behalf of the Fund. At that meeting, the Trustees considered, in addition to many of the above factors, the Investment Adviser’s (and its affiliates’) ability to provide services to the Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund. While the Fund had not yet launched (and therefore did not have performance information for the Trustees to evaluate), the Trustees received performance information for a composite of institutional accounts managed by the Investment Adviser with investment objectives and policies similar to those of the Fund.

The Trustees considered the management fee to be paid by the Fund, and the Fund’s anticipated total expenses (both gross and net of fee waivers and expense limitations), along with the Fund’s anticipated assets under management. They also considered

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

a report prepared by the Outside Data Provider, which compared the Fund’s anticipated total expenses to those of a peer group and category median. The Trustees also noted the Investment Adviser’s undertaking to waive certain fees and limit certain expenses that exceed a specified level. They also noted that the Investment Adviser managed institutional accounts having investment objectives and policies similar to those of the Fund, and compared the management fees paid by these accounts to the Fund’s proposed management fees (and considered differences in services provided to each). The Trustees recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund had been operational for a reasonable period of time, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially. They reviewed the proposed breakpoints in the management fee schedule and concluded that the breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also considered the fees to be paid to Goldman Sachs in its capacity as the Fund’s transfer agent and distributor, along with other fall-out benefits that would potentially be received by the Investment Adviser and its affiliates.

The Trustees concluded, in the exercise of their business judgment, that the proposed management fee to be paid by the Fund would be reasonable in light of the services provided to it by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved on behalf of the Fund.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); and was formerly Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	109	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2012, the Trust consisted of 95 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Goldman Sachs Trust – Fundamental Equity Growth Funds – Tax Information (Unaudited)

For the year ended August 31, 2012, 16.66% of the dividends paid from net investment company taxable income by the Small/Mid Cap Growth Fund and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, and U.S. Equity Funds designate $908,743, $247,174,246, $39,284,366, and $95,931, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2012.

For the year ended August 31, 2012, 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2012, the Flexible Cap Growth, Growth Opportunities, and Small/Mid Cap Growth Funds designate $21,005, $11,891,760 and $2,511,567, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]

Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[4]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of August 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 84024.MF.MED.TMPL/10/2012 EQGRWAR12/201K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,865,276	$2,621,427	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$37,500	Other attest services.

Tax Fees:

• PwC	$661,025	$750,377	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,063,422	$1,339,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2012 and August 31, 2011 were approximately $661,025 and $787,877 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2012